UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08266

Exact name of registrant as specified in charter:	The India Fund, Inc.

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Standard Investments Inc.
1900 Market Street Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2020

Item 1 – Reports to Stockholders –

The Report to Shareholders is attached herewith.

Managed Distribution Policy (unaudited)

The Board of Directors of The India Fund, Inc. (the “Fund”) has authorized a managed distribution policy (“MDP”) of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the average daily NAV for the previous three months as of the month-end prior to declaration. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the

Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, December 31, 2020. Under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

Based on generally accepted accounting principles (GAAP), the Fund estimates the distributions for the fiscal year commenced January 1, 2020 through the distribution paid on December 30, 2020 consisted of 56.0% net realized gains and 44.0% return of capital.

In January 2021, a Form 1099-DIV was sent to shareholders, which stated the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2020 calendar year.

The India Fund, Inc.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Annual Report, which covers the activities of The India Fund, Inc. (the “Fund”), for the fiscal year ended December 31, 2020. The Fund’s investment objective is long-term capital appreciation, which the Fund seeks to achieve by investing primarily in the equity securities of Indian companies.

Change in Primary Benchmark

At a meeting held on February 19, 2020, the Fund’s Board of Directors approved a change in the Fund’s primary benchmark from the Morgan Stanley Capital International (“MSCI”) India Index (Gross Dividends) to the MSCI India Index (Net Dividends). The change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund, as it is also calculated net of withholding taxes, to which the Fund is generally subject. The change in benchmark does not affect the investment objective of the Fund, nor the way in which the portfolio is managed.

Total Investment Return

For the fiscal year ended December 31, 2020, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price, respectively, of the Fund compared to the Fund’s benchmark are as follows:

1 Year
NAV*	14.7%
Market Price*	11.8%
MSCI India (Net)[1]	15.6%
MSCI India (Gross)	15.9%

* assuming the reinvestment of all dividends and distributions

The Fund’s total return is based on the reported NAV for each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments. For more information about Fund performance please see the Report of the Investment Manager on page 3.

NAV, Market Price and Discount

The below table represents comparison from current fiscal year end to prior fiscal year end of Market Price to NAV and associated discount.

		Closing
	NAV	Market Price	Discount
12/31/2020	$22.99	$19.96	13.2%
12/31/2019	$22.60	$20.13	10.9%

Throughout the fiscal year ended December 31, 2020, the Fund’s NAV was within a range of $13.50 to $23.31 and the Fund’s market price was within a range of $11.68 to $20.86. Throughout the fiscal year ended December 31, 2020, the Fund’s shares traded within a range of discount of 8.4% to 14.7%.

Managed Distribution Policy

The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. In February 2020, the Board determined the rolling distribution rate to be 10% for the 12-month period commencing with the distribution payable in March 2020. This policy will be subject to regular review by the Board. The distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a nontaxable return of capital.

The Fund is covered under exemptive relief received by the Fund’s investment manager from the U.S. Securities and Exchange Commission (SEC) that allows the Fund to distribute long-term capital gains as frequently as monthly in any one taxable year.

In February 2021, the Board determined the rolling distribution rate to be 10% for the 12-month period.

Indian Budget Changes

On February 1, 2020, the Union Budget of India for 2020-2021 was announced in which effective April 1, 2020, dividends are now taxed in the hands of the shareholder, which means a 20% tax (plus surcharge and tax) will be withheld on dividend payments (potentially reduced by treaty if applicable). Previously, Indian companies paid the tax rate prior to the distribution of dividends to shareholders.

Open Market Repurchase Program

The Board has authorized Fund management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares, in accordance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and other applicable federal securities laws. Such purchases may be made when, in the reasonable judgment of Fund management, such repurchases may enhance shareholder value. During the fiscal year ended December 31, 2020, the Fund did not repurchase any shares. During the fiscal year ended December 31, 2019, the Fund repurchased 23,272 shares at a weighted average discount to NAV of 10.6%. The

1	The MSCI India Index (Net Dividends) is designed to measure the performance of the large and mid-cap segments of the Indian market. With 84 constituents, the index covers approximately 85% of the Indian equity universe. Effective February 28, 2020 the MSCI India Index (Net Dividends) replaced the MSCI India Index (Gross Dividends) as the Fund’s primary benchmark. The change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund, as the returns of the MSCI India Index (Net Dividends) are calculated net of withholding taxes, to which the Fund is generally subject. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Index performance is not an indication of the performance of the Fund itself. For complete fund performance, please visit http://www.aberdeenifn.com.

The India Fund, Inc.	1

Letter to Shareholders (unaudited) (concluded)

Fund reports repurchase activity on the Fund’s website on a monthly basis.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s semiannual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (previously on Form N-Q). These reports are available on the SEC’s website at http://www.sec.gov. The Fund makes the information available to shareholders upon request and without charge by calling Investor relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465 and (ii) on the SEC’s website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

COVID-19

The illness caused by a novel coronavirus (COVID-19) has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, including the Fund, are not known. Governments and central banks, including the Federal Reserve in the United States, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. For more information about the impact on Fund performance please see the Report of the Investment Manager on page 3.

Investor Relations Information

As part of Aberdeen Standard’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenifn.com. Here, you can view monthly fact sheets, quarterly commentary, distribution performance information, updated daily data courtesy of Morningstar®, portfolio charting and other Fund literature.

Enroll in Aberdeen Standard’s email services and be among the first to receive the latest closed-end fund news, announcements, videos and other information. In addition, you can receive electronic versions of important Fund documents, including annual reports, semi-annual reports, prospectuses and proxy statements. Sign up today at https://www.aberdeenstandard.com/en-us/cefinvestorcenter/contact-us/ preferences.

Contact Us:

●	Visit: https://www.aberdeenstandard.com/en-us/cefinvestorcenter;

●	Email: Investor.Relations@aberdeenstandard.com; or

●	Call: 1-800-522-5465 (toll-free in the U.S.).

Yours sincerely,

/s/ Alan R. Goodson
Alan R. Goodson
President

All amounts are U.S. Dollars unless otherwise stated.

2	The India Fund, Inc.

Report of the Investment Manager

Market review

Indian equities, as measured by the Morgan Stanley Capital International (MSCI) India Index (Net Dividends), returned 15.55% for the 12-month period ended December 31, 2020. The stock market initially fell sharply as a harsh nationwide lockdown intended to curb coronavirus (COVID-19) infections disrupted the migrant labor supply and caused a slump in consumption. Investor sentiment then recovered, underpinned by unprecedented global monetary policy easing and fiscal stimulus. During the second half of 2020, share prices extended their rally on corporate earnings upgrades, which was partly helped by the resumption of business activity, as well as the Indian government’s relief and incentives. A good monsoon further bolstered the rural sector. The year ended on a high note with news of COVID-19 vaccine shipments worldwide. Faster-than-expected domestic economic recovery and hopes of greater fiscal spending also supported gains.

Technology and healthcare stocks performed well during the reporting period. The information technology (IT) sector was buoyed by accelerated demand for online work and education solutions, while shares of healthcare companies moved higher due to the steady growth in global pharmaceutical demand amid the COVID-19 pandemic. Materials stocks also rose as relatively weaker home prices, record-low mortgage loan rates, and reduced stamp duties1 rekindled residential demand and with it demand for cement and paint. Conversely, shares of banks declined as they were compelled to extend moratoriums on debt repayment amid heightened credit risks.

Fund performance review

The India Fund returned 14.7%2 on a net asset value (NAV) basis for the 12-month period ended December 31, 2020, slightly lagging the 15.6% return of its benchmark, the MSCI India Index (Net Dividends).

The Fund’s NAV rose significantly over the reporting period, due to the positioning in the financials and materials sectors. However, stock selection in the industrials and consumer-related sectors detracted from performance relative to the benchmark.

In the financials sector, Fund performance for the reporting period benefited from holdings, such as Kotak Mahindra Bank Ltd (Kotak

Mahindra) and HDFC Bank Ltd, as well as the lack of exposure to the larger but less disciplined banks. We focused on what we believed were high-quality businesses that gained market share as weaker rivals struggled. Notably, shares of the Fund’s holdings in lenders rebounded sharply in tandem with the rollout of coronavirus vaccines, after having been weighed down by the COVID-19 pandemic earlier in the reporting period.

In the materials and real estate sectors, the Fund’s holdings performed well during the reporting period due to government stimulus for the rural sector, a good monsoon and the recovery of home purchases. Among individual stock contributors, Godrej Properties Ltd. benefited from the residential market turnaround. Improvement in sales also helped lift shares of Asian Paints Ltd. The decorative coatings maker is gaining market share as India’s expanding middle-class translates into a growing demand for its branded products.

At the stock level, the holding in Mphasis Ltd. contributed to Fund performance for the reporting period as the company benefited from the shift to work-from-home, which accelerated demand for IT services, alongside greater investment in cloud computing. An overweight allocation to the sector relative to the benchmark boosted the Fund’s relative performance, given the real growth and robust order pipeline experienced by the Fund’s holdings. Looking ahead, we believe that the IT sector is on the cusp of a multi-year upgrade cycle, driven by the growth in 5G, cloud and the Internet of Things.3

On the flipside, detractors from Fund performance during the reporting period in the industrials sector included Container Corporation of India Ltd. due to lower volumes in global trade. Additionally, the logistics solutions provider for freight transportation via railroads faced uncertainty over how the railway ministry’s new land license policy would impact its privatization value.

Stock selection in the consumer staples sector also detracted from Fund performance for the reporting period. Among the Fund’s holdings in the sector, ITC Ltd.’s core cigarette business was hindered by COVID-19-related disruptions to its distribution network. In our view, this is a temporary situation, and we took the opportunity to add to the position at what we believed was an attractive valuation.

1	Stamp duty is the tax governments place on legal documents, usually in the transfer of assets or property.

2	Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. Net asset value return data include investment management fees, custodial charges and administrative fees (such as Director and legal fees) and assumes the reinvestment of all distributions.

3	The Internet of Things refers to a system of interrelated, internet-connected objects that are able to collect and transfer data over a wireless network.

The India Fund, Inc.	3

Report of the Investment Manager (concluded)

Furthermore, ITC’s fast-moving consumer goods business has benefited from significantly higher margins through this period of COVID-19-induced market turmoil.

At the stock level, the lack of exposure to multinational conglomerate Reliance Industries Ltd. weighed on the Fund’s relative performance, as shares of the benchmark MSCI India index heavyweight rallied on much-needed capital injection by high-profile investors. As of the date of this report, the Fund does not hold Reliance Industries due to our concerns regarding its track record in capital allocation and treatment of minority shareholders.

Outlook

In our view, in the near term the current valuations in the Indian equity market reflect investors’ expectations of a significant earnings recovery, and the next round of corporate results will be key to gauging how companies are faring amid the COVID-19 pandemic environment. Additionally, we believe that more pandemic relief and reform are needed to sustain the economic recovery in India, especially as pent-up demand dissipates. We are also keeping a close watch on the progress of India’s ambitious COVID-19 vaccine rollout, given the risks of further infection waves. More broadly, we believe that external forces, including the shifting geopolitical landscape, are likely to continue to influence market sentiment. This includes the ongoing China-U.S. tensions, which are forcing companies to diversify their supply chains beyond the mainland.

Over the longer term, we believe that trends continue to favor India’s stock market. It is home to many of Asia’s most successful companies,

which have been tested by prior economic crises. Moreover, we believe that India benefits from a rapidly growing middle class that is both upwardly mobile and increasingly affluent. The Fund holds what we believe are high-quality companies with robust balance sheets and good management that help them weather storms better than their peers. Although the Fund is currently more defensive in its positioning in light of expected post-pandemic challenges, we are adding to what we believe are high-quality stocks that have been unduly punished during indiscriminate market selloffs. We remain focused on identifying companies that in our view have clear prospects for earnings growth, a secure competitive position, and prudent capital management. We believe that these companies should deliver sustainable returns over time.

Risk Considerations

Past performance is not an indication of future results. International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods. Concentrating investments in the India region subjects the Fund to more volatility and greater risk of loss than geographically diverse funds. Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies. Dividends are not guaranteed and a company’s future ability to pay dividends may be limited.

Aberdeen Asset Management (Asia) Limited

4	The India Fund, Inc.

Total Investment Returns (unaudited)

The following table summarizes the average annual Fund total investment return compared to the Fund’s primary benchmark, and prior benchmark for the 1-year, 3-year, 5-year and 10-year periods as of December 31, 2020.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	14.7%	5.9%	10.2%	5.3%
Market Price	11.8%	5.2%	10.0%	4.0%
MSCI India (Net)[1]	15.6%	4.8%	9.5%	3.4%
MSCI India (Gross)	15.9%	4.9%	9.6%	3.4%

Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. All return data includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses.” The Fund’s total investment return is based on the reported NAV on each financial reporting period end. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenifn.com or by calling 800-522-5465.

The net operating expense ratio based on the fiscal year ended December 31, 2020 was 1.43%.

1	At a meeting held on February 19, 2020, the Fund’s Board of Directors approved a change in the Fund’s benchmark from the MSCI India Index (Gross Dividends) to the MSCI India Index (Net Dividends) as the Fund’s primary benchmark, effective February 28, 2020. The change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund, as performance for the Fund is also calculated net of withholding taxes, to which the Fund is generally subject. The change in benchmark does not affect the investment objective of the Fund, nor the way in which the portfolio is managed.

The India Fund, Inc.	5

Portfolio Summary (unaudited)

The following table summarizes the sector composition of the Fund’s portfolio, in S&P Global Inc.’s Global Industry Classification Standard (“GICS”), Sectors expressed as a percentage of net assets as of December 31, 2020.

Sectors	As a Percentage of Net Assets
Financials	29.0%*
Information Technology	20.6%
Consumer Staples	18.1%
Materials	8.7%
Health Care	7.2%
Real Estate	4.9%
Consumer Discretionary	4.4%
Utilities	3.4%
Industrials	2.9%
Communication Services	2.7%
Energy	1.5%
Short-Term Investment	0.1%
Liabilities in Excess of Other Assets	(3.5)%
100.0%
*	The sectors, as classified by GICS, are comprised of several industries. As of December 31, 2020, the Fund did not have more than 25% of its assets invested in any industry. As of December 31, 2020, the Fund’s holdings in the Financials sector consisted of four industries: Banks, Thrifts and Mortgage Finance, Insurance and Diversified Financial Services which represented 13.0%, 10.8% and 4.1% and 1.1%, respectively, of the Fund’s net assets.

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten equity holdings as of December 31, 2020:

Name of Security	As a Percentage of Net Assets
Housing Development Finance Corp. Ltd.	10.8%
Tata Consultancy Services Ltd.	8.5%
Infosys Ltd.	7.8%
Hindustan Unilever Ltd.	7.0%
Kotak Mahindra Bank Ltd.	6.0%
Asian Paints Ltd.	4.0%
UltraTech Cement Ltd.	3.8%
ITC Ltd.	3.6%
Godrej Properties Ltd.	3.1%
HDFC Bank Ltd.	3.1%

6	The India Fund, Inc.

Portfolio of Investments

As of December 31, 2020

	Shares or Principal Amount	Value
LONG-TERM INVESTMENTS–103.4%
COMMON STOCKS–103.4%
INDIA–103.4%
Communication Services–2.7%
Affle India Ltd.(a)	174,000	$9,024,242
Info Edge India Ltd.	113,500	7,452,267
		16,476,509
Consumer Discretionary–4.4%
Bosch Ltd.	30,023	5,258,135
Crompton Greaves Consumer Electricals Ltd.	1,441,914	7,513,753
Maruti Suzuki India Ltd.	134,600	14,130,150
		26,902,038
Consumer Staples–18.1%
Godrej Agrovet Ltd.(b)	681,080	5,006,144
Godrej Consumer Products Ltd.	1,087,867	11,059,264
Hindustan Unilever Ltd.	1,320,818	43,335,818
ITC Ltd.	7,786,000	22,308,448
Jyothy Labs Ltd.	4,222,708	8,459,487
Nestle India Ltd.	71,200	17,931,306
Varun Beverages Ltd.	290,000	3,618,497
		111,718,964
Energy–1.5%
Aegis Logistics Ltd.	2,725,000	9,400,541
Financials–29.0%
Axis Bank Ltd.(a)	1,761,496	14,958,686
Bandhan Bank Ltd.(a)(b)	1,706,241	9,410,381
HDFC Bank Ltd.(a)	976,000	19,252,541
Housing Development Finance Corp. Ltd.	1,908,292	66,631,459
ICICI Prudential Life Insurance Co. Ltd.(a)(b)	918,000	6,277,394
Kotak Mahindra Bank Ltd.(a)	1,348,476	36,851,044
Piramal Enterprises Ltd.	343,161	6,687,263
SBI Life Insurance Co. Ltd.(a)(b)	1,541,758	19,064,387
		179,133,155
Health Care–7.2%
Biocon Ltd.(a)	1,490,576	9,482,313
Fortis Healthcare Ltd.(a)	3,900,000	8,248,397
Sanofi India Ltd.	106,170	12,114,197
Syngene International Ltd.(a)(b)	1,660,000	14,537,708
		44,382,615
Industrials–2.9%
Container Corp. of India Ltd.	2,067,950	11,279,968
Larsen & Toubro Ltd.	388,000	6,856,389
		18,136,357

The India Fund, Inc.	7

Portfolio of Investments (concluded)

As of December 31, 2020

	Shares or Principal Amount	Value
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
INDIA (continued)
Information Technology–20.6%
Infosys Ltd.	2,809,854	$48,080,490
Mphasis Ltd.	802,748	16,949,798
Tata Consultancy Services Ltd.	1,344,366	52,827,276
Tech Mahindra Ltd.	720,500	9,637,751
		127,495,315
Materials–8.7%
Asian Paints Ltd.	647,434	24,488,668
Shree Cement Ltd.	17,870	5,873,662
UltraTech Cement Ltd.	327,969	23,737,534
		54,099,864
Real Estate–4.9%
Godrej Properties Ltd.(a)	993,528	19,464,990
Prestige Estates Projects Ltd.	2,997,469	10,925,954
		30,390,944
Utilities–3.4%
Gujarat Gas Ltd.	2,495,000	12,884,214
Power Grid Corp. of India Ltd.	3,167,000	8,174,806
		21,059,020
Total Common Stocks		639,195,322
SHORT-TERM INVESTMENT–0.1%
UNITED STATES–0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03%(c)	847,794	847,794
Total Money Market Funds		847,794
Total Investments (Cost $299,963,523)(d)–103.5%		640,043,116
Liabilities in Excess of Other Assets–(3.5)%		(21,612,189)
Net Assets–100.0%		$618,430,927

(a)	Non-income producing security.
(b)	Denotes a security issued under Regulation S or Rule 144A. See Note 2(a) of the accompanying Notes to Financial Statements.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of December 31, 2020.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

See Notes to Financial Statements.

8	The India Fund, Inc.

Statement of Assets and Liabilities

As of December 31, 2020

Assets
Investments, at value (cost $299,115,729)	$639,195,322
Short-term investments, at value (cost $847,794)	847,794
Foreign currency, at value (cost $2,189,266)	2,200,428
Interest and dividends receivable	382,668
Total assets	642,626,212
Liabilities
Deferred foreign capital gains tax	23,164,464
Investment management fees payable (Note 3)	540,166
Administration fees payable (Note 3)	40,486
Investor relations fees payable (Note 3)	32,709
Director fees payable	24,000
Other accrued expenses	393,460
Total liabilities	24,195,285

Net Assets	$618,430,927
Composition of Net Assets:
Capital stock (par value $.001 per share) (Note 5)	$26,905
Paid-in capital in excess of par	305,092,639
Distributable earnings	313,311,383
Net Assets	$618,430,927
Net asset value per share based on 26,904,575 shares issued and outstanding	$22.99

See Notes to Financial Statements.

The India Fund, Inc.	9

Statement of Operations

For the Year Ended December 31, 2020

Net Investment Income:

Income
Dividends and other income (net of foreign withholding taxes of $1,357,850)	$6,475,153
Total Investment Income	6,475,153
Expenses:
Investment management fee (Note 3)	5,701,607
Administration fee (Note 3)	420,672
Legal fees and expenses	310,894
Directors’ fees and expenses	260,500
Custodian’s fees and expenses	232,055
Investor relations fees and expenses (Note 3)	137,955
Insurance expense	122,653
Reports to shareholders and proxy solicitation	110,302
Independent auditors’ fees and expenses	96,544
Transfer agent’s fees and expenses	25,507
Miscellaneous	89,088
Net expenses	7,507,777

Net Investment Loss	(1,032,624)
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investment transactions	32,703,805
Foreign currency transactions	(76,109)
32,627,696
Net change in unrealized appreciation/(depreciation) on:
Investments (including $10,859,186 change in deferred capital gains tax) (Note 2f)	31,287,737
Foreign currency translation	23,602
31,311,339
Net realized and unrealized gain from investments and foreign currency transactions	63,939,035
Net Increase in Net Assets Resulting from Operations	$62,906,411

See Notes to Financial Statements.

10	The India Fund, Inc.

Statements of Changes in Net Assets

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Increase/(Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$(1,032,624)	$810,659
Net realized gain from investment and foreign currency related transactions	32,627,696	70,545,070
Net change in unrealized appreciation/(depreciation) on investments and foreign
currency translation	31,311,339	(42,281,866)
Net increase in net assets resulting from operations	62,906,411	29,073,863
Distributions to Shareholders From:
Distributable earnings	(29,535,051)	(62,687,660)
Tax return of capital	(22,928,870)	–
Net decrease in net assets from distributions	(52,463,921)	(62,687,660)
Repurchase of shares under open market repurchase policy (0 and 23,272,
respectively) (Note 6)	–	(476,869)
Change in net assets from capital transactions	–	(476,869)
Change in net assets resulting from operations	10,442,490	(34,090,666)
Net Assets:
Beginning of year	607,988,437	642,079,103
End of year	$618,430,927	$607,988,437

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

The India Fund, Inc.	11

Financial Highlights

	For the Fiscal Years Ended December 31,
	2020	2019	2018		2017(a)	2016
PER SHARE OPERATING PERFORMANCE(b):
Net asset value, beginning of year	$22.60	$23.84	$29.50		$24.24	$25.95
Net investment income/(loss)	(0.04)	0.03	(0.04)		(0.01)	–
Net realized and unrealized gains/(losses) on investments
and foreign currency transactions	2.38	1.06	(1.25)		8.37	(0.09)
Total from investment operations	2.34	1.09	(1.29)		8.36	(0.09)
Dividends and distributions to shareholders from:
Net investment income	(1.10)	(0.01)	(0.77	)(c)	–	(0.04)
Net realized gains	–	(2.32)	(3.73	)(c)	(3.16)	(1.67)
Tax return of capital	(0.85)	–	–		–	–
Total dividends and distributions to shareholders	(1.95)	(2.33)	(4.50)		(3.16)	(1.71)
Capital Share Transactions:
Impact due to open market repurchase policy (Note 6)	–	–	0.13		0.06	0.09
Total capital share transactions	–	–	0.13		0.06	0.09
Net asset value, end of year	$22.99	$22.60	$23.84		$29.50	$24.24
Market value, end of year	$19.96	$20.13	$20.24		$26.12	$21.39

Total Investment Return Based on(d):
Market value	11.79%	10.90%	(6.00%	)	36.45%	1.20%
Net asset value	14.69%	5.70%	(1.94%	)	35.98%	0.50%
Ratio to Average Net Assets/Supplementary Data:
Net assets, end of year (000 omitted)	$618,431	$607,988	$642,079		$825,611	$689,736
Average net assets (000 omitted)	$525,841	$623,568	$756,480		$836,037	$770,618
Net expenses	1.43%	1.35%	1.32%		1.26%	1.33%
Net investment income/(loss)	(0.20% )	0.13%	(0.13%	)	(0.02% )	(0.01% )
Portfolio turnover	20.49%	14.43%	12.62%		12.15%	12.25%

(a)	Beginning with the year ended December 31, 2017, the Fund’s financial statements have been audited by KPMG LLP. Previous years were audited by a different independent registered public accounting firm.
(b)	Based on average shares outstanding.
(c)	The current year presentation has been revised to appropriately reflect the known source of dividends and distributions to shareholders from net investment income and net realized gains. Previously (4.50) from net investment income.
(d)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

12	The India Fund, Inc.

Notes to Financial Statements

December 31, 2020

1. Organization

The India Fund, Inc. (the “Fund”) was incorporated in Maryland on December 27, 1993 and commenced operations on February 23, 1994. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end management investment company.

The Fund’s investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in the equity securities of Indian companies.

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The books and accounting records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Board. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective to maintain a $1.00 per share net asset value (“NAV”), and which objective is not guaranteed. Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Fund’s Board of Directors (the “Board”). A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements

The India Fund, Inc.	13

Notes to Financial Statements (continued)

December 31, 2020

to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund’s investments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1 – Quoted Prices ($)	Level 2 – Other Significant Observable Inputs ($)	Level 3 – Significant Unobservable Inputs ($)	Total ($)
Investments in Securities
Common Stocks	$–	$639,195,322	$–	$639,195,322
Short-Term Investment	847,794	–	–	847,794
Total	$847,794	$639,195,322	$–	$640,043,116

Amounts listed as “–” are $0 or round to $0.

For the fiscal year ended December 31, 2020, there were no significant changes to the fair valuation methodologies for the type of holdings in the Fund’s portfolio.

The Fund held no Level 3 securities as of December 31, 2020.

b. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and

(ii)	purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities due to changes in the foreign exchange rates from the portion due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

14	The India Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2020

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

c. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Certain distributions received by the Fund could represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain.

d. Distributions:

The Fund has implemented a managed distribution policy (“MDP”) to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized capital gains and return of capital distributions, if necessary, on a quarterly basis. The MDP is subject to regular review by the Board.

The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

e. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” (“RIC”) by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the most recent four fiscal years up to the most recent fiscal year ended December 31, 2020 are subject to such review.

f. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes and are recorded on the Statement of Operations. The Fund files for tax reclaims for the refund of such withholdings taxes according to tax treaties. Tax reclaims that are deemed collectible are booked as tax reclaim receivable on the Statement of Assets and Liabilities. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

On February 1, 2018, Indian Finance Minister Arun Jaitley proposed to introduce a 10% tax on long-term capital gains on non-resident taxpayers, including financial institutional investors. Under the existing regime, long-term capital gains on non-resident taxpayers are exempt from income tax. This proposed tax was announced as part of the unveiling of the Budget proposals for 2018-2019 and would apply to

The India Fund, Inc.	15

Notes to Financial Statements (continued)

December 31, 2020

the transfer of long-term capital assets exceeding Indian Rupee (INR) 100,000 on disposals of Indian listed securities on or after April 1, 2018. However, it was announced that all long-term capital gains up to January 31, 2018 would be grandfathered and not subject to the proposed new tax. The tax proposal became effective April 1, 2018 and the Fund currently accrues this tax. (See Deferred foreign capital gains tax on the Statement of Assets and Liabilities).

On February 1, 2020, the Union Budget of India for 2020-2021 was announced in which effective April 1, 2020, dividends are now taxed in the hands of the shareholder, which means a 20% tax (plus surcharge and tax) will be withheld on dividend payments (potentially reduced by treaty if applicable). Previously, Indian companies paid the tax rate prior to the distribution of dividends to shareholders.

g. Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.

3. Agreements and Transactions with Affiliates

a. Investment Manager:

Aberdeen Standard Investments (Asia) Limited (“ASIAL”) serves as the Fund’s investment manager with respect to all investments. For its services, ASIAL receives fees at an annual rate of: (i) 1.10% for the first $500 million of the Fund’s average weekly Managed Assets; (ii) 0.90% for the next $500 million of the Fund’s average weekly Managed Assets; (iii) 0.85% for the next $500 million of the Fund’s average weekly Managed Assets; and (iv) 0.75% for the Fund’s average weekly Managed Assets in excess of $1.5 billion. Managed Assets is defined in the investment management agreement as net assets plus the amount of any borrowings for investment purposes. For the fiscal year ended December 31, 2020, ASIAL earned a gross management fee of $5,701,607.

b. Fund Administration:

Aberdeen Standard Investments, Inc. (“ASII”), an affiliate of ASIAL, serves as the Fund’s administrator and receives a fee payable monthly by the Fund at an annual fee rate of 0.08% of the value of the Fund’s average monthly net assets. During the fiscal year ended December 31, 2020, the Fund paid a total of $420,672 in administrative fees to ASII.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, ASII provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by ASIAL or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by ASII so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average net assets per annum. Any difference between the capped rate of 0.05% of the Fund’s average net assets per annum and the Fund’s Portion is paid for by ASII.

Pursuant to the terms of the Investor Relations Services Agreement, ASII (or third parties engaged by ASII), among other things, provides objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, publishes white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the fiscal year ended December 31, 2020, the Fund incurred investor relations fees of approximately $137,955. For the fiscal year ended December 31, 2020, ASII did not contribute to the investor relations fees for the Fund because the Fund’s contribution was below 0.05% of the Fund’s average weekly net assets on an annual basis.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended December 31, 2020, were $109,486,440 and $163,935,156, respectively.

5. Capital

The authorized capital of the Fund is 100 million shares of $0.001 par value per share of common stock. During the fiscal year ended December 31, 2020, the Fund did not repurchase any shares under its targeted discount policy (See Note 6). As of December 31, 2020, there were 26,904,575 shares of common stock issued and outstanding.

16	The India Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2020

6.	Open Market Repurchase Policy

Under the open market repurchase policy, the Fund did not repurchase any shares during the fiscal year ended December 31, 2020 and repurchased 23,272 shares for $476,869 during the fiscal year ended December 31, 2019.

7. Portfolio Investment Risks

a. Risks Associated with Indian Markets

The Indian securities markets are, among other things, substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of Indian securities involve special risks and considerations not present with respect to U.S. securities.

India has undergone and may continue to undergo rapid change and lack the social, political and economic stability of more developed countries. The value of the Fund’s assets may be adversely affected by political, economic, social and religious factors, changes in Indian law or regulations and the status of India’s relations with other countries. In addition, the economy of India may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. Accordingly, Indian government actions in the future could have a significant effect on the Indian economy, which could affect private sector companies and the Fund, market conditions, and prices and yields of securities in the Fund’s portfolio.

Economic growth in India is constrained by inadequate infrastructure, a cumbersome bureaucracy, corruption, labor market rigidities, regulatory and foreign investment controls, the “reservation” of key products for small-scale industries and high fiscal deficits. Changes in economic policies, or lack of movement toward economic liberalization, could negatively affect the general business and economic conditions in India, which could in turn affect the Fund’s investments.

There is also the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including pandemic, war or terrorist attacks). All of these factors could adversely affect the economy of India, make the prices of Indian securities generally more volatile than the prices of securities of companies in developed markets and increase the risk of loss to the Fund.

b. Sector Risk

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

In particular, being invested heavily in the financial sector may make the Fund vulnerable to risks and pressures facing companies in that sector, such as regulatory, consolidation, interest rate changes and general economic conditions.

Financial Sector Risk. To the extent that the financial sector represents a significant portion of the Fund’s investments, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

c. Valuation Risk:

The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lower than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

d. Market Events Risk:

Markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, the fluctuation of other stock markets around the world, and financial, economic and other global market developments and disruptions, such as those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health

The India Fund, Inc.	17

Notes to Financial Statements (continued)

December 31, 2020

emergencies and natural/environmental disasters. Such events can negatively impact the securities markets and cause the Fund to lose value.

One such event is the COVID-19 pandemic, which has caused major disruptions to economies and markets around the world, including the markets in which the Fund invests, and which has and may continue to negatively impact the value of the Fund’s investments as described in the Letter Shareholders and Report of the Investment Manager. The COVID-19 pandemic and impacts thereof may continue for an extended period of time. To the extent the impacts of COVID-19 continue, the Fund may experience negative impacts to its business that could exacerbate other risks to which the Fund is subject.

Policy and legislative changes in countries around the world are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In addition, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.

8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects the risk of loss from such claims to be remote.

9. Tax Information

The U.S. federal income tax basis of the Fund’s investments (including derivatives, if applicable) and the net unrealized appreciation as of December 31, 2020, were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation/ (Depreciation)
$303,586,793	$340,627,215	$(4,170,892)	$336,456,323

The tax character of distributions paid during the fiscal years ended December 31, 2020 and December 31, 2019 was as follows:

	December 31, 2020	December 31, 2019
Distributions paid from:
Ordinary Income	$–	$289,370
Net long-term capital gains	29,535,051	62,398,290
Tax return of capital	22,928,870	–
Total tax character of distributions	$52,463,921	$62,687,660

As of December 31, 2020, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income – net	$–
Undistributed long-term capital gains – net	–
Total undistributed earnings	$–
Capital loss carryforward	–
Other currency gains	–
Other temporary differences	–
Unrealized appreciation/(depreciation)	313,311,383	*
Total accumulated earnings/(losses) – net	$313,311,383

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the difference between the tax deferral of wash sales and passive foreign investment company gain/(loss).

18	The India Fund, Inc.

Notes to Financial Statements (concluded)

December 31, 2020

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to foreign currency gain/(loss), passive foreign investment company gain/(loss), net operating losses, corporate actions and capital gains tax. These reclassifications have no effect on net assets or net asset values per share.

Paid-in-Capital	Distributable Earnings/(Accumulated Losses)
$(1,109,382)	$1,109,382

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of December 31, 2020.

On February 17, 2021, as part of the Fund’s managed distribution policy, the Board approved a rolling distribution rate of 10% for the 12-month period commencing with the distribution payable in March 2021.

The India Fund, Inc.	19

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

The India Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The India Fund, Inc. (the Fund), including the portfolio of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the four-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for the year ended December 31, 2016 were audited by other independent registered public accountants whose report, dated February 27, 2017, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Aberdeen investment companies since 2009.

Philadelphia, Pennsylvania

February 24, 2021

20       The India Fund, Inc.

Federal Tax Information: Dividends and Distributions (unaudited)

The following information is provided with respect to the distributions paid by Aberdeen India Fund, Inc. during the fiscal year ended December 31, 2020:

Payable Date	Total Cash Distribution	Long-Term Capital Gain	Tax Return of Capital	Net Ordinary Dividend	Foreign Taxes Paid(1)	Gross Ordinary Dividend	Qualified Dividends(2)	Foreign Source Income
3/30/2020	$0.570000	$0.320887	$0.249113	$0.000000	$0.014760	$0.014760	$0.014760	$0.014743
6/30/2020	0.420000	0.236443	0.183557	0.000000	0.010875	0.010875	0.010875	0.010864
9/30/2020	0.460000	0.258961	0.201039	0.000000	0.011911	0.011911	0.011911	0.011898
12/30/2020	0.500000	0.281480	0.218520	0.000000	0.012947	0.012947	0.012947	0.012933
Total	1.950000	1.097771	0.852229	0.000000	0.050493	0.050493	0.050493	0.050438

(1)	The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid

(2)	The Fund hereby reports the amount indicated above or the maximum amount allowable by law.

Supplemental Information (unaudited)

Board Approval of Investment Advisory Agreement

The Investment Company Act of 1940 (the "1940 Act") and the terms of the investment advisory agreement (the "Advisory Agreement") between The India Fund, Inc. (the "Fund") and Aberdeen Standard Investments (Asia) Limited (the "Adviser" or "ASIAL") require that the Advisory Agreement be approved annually at an in-person meeting by the Board of Directors (the "Board"), including a majority of the Directors who have no direct or indirect interest in the Advisory Agreement and are not "interested persons" of the Fund, as defined in the 1940 Act (the "Independent Directors").

At a regularly scheduled quarterly meeting held on July 28, 2020 (the "Quarterly Meeting"), the Board voted unanimously to renew the Advisory Agreement between the Fund and the Adviser. Pursuant to relief granted by the Securities and Exchange Commission (the "SEC") in light of the COVID-19 pandemic (the "Order") and a determination by the Board that reliance on the Order was appropriate due to circumstances related to the current or potential effects of COVID-19, the Quarterly Meeting was held via teleconference. In considering whether to approve the continuation of the Fund's Advisory Agreement, the Board members received and considered a variety of information provided by the Adviser relating to the Fund, the Advisory Agreement and the Adviser, including information regarding the nature, extent and quality of services provided by the Adviser under the Advisory Agreement, comparative investment performance, fee and expense information of a peer group of funds selected by Strategic Insight Mutual Fund Research and Consulting, LLC ("SI"), an independent third-party provider of investment company data and other performance information for relevant benchmark indices. In addition, the Independent Directors of the Fund met in executive session with their independent legal counsel to discuss the Advisory Agreement.

In connection with their consideration of whether to approve the continuation of the Fund's Advisory Agreement, the Board members received and reviewed a variety of information provided by the Adviser relating to the Fund, the Advisory Agreement and the Adviser, including comparative performance, fee and expense information and other information regarding the nature and quality of services provided by the Adviser under the Advisory Agreement. The materials provided to the Board generally included, among other items: (i) information on the investment performance of the Fund and the performance of a peer group of funds and the Fund's performance benchmark; (ii) information regarding the Fund's expenses and advisory fees, including information comparing the Fund's expenses to those of a peer group of funds and information about applicable fee "breakpoints" and expense limitations; (iii) information regarding the profitability of the Advisory Agreement to the Adviser; (iv) a report prepared by the Adviser in response to a request submitted by the Independent Directors' independent legal counsel on behalf of the Independent Directors;

The India Fund, Inc.	21

Supplemental Information (unaudited) (continued)

and (v) a memorandum from the Independent Directors' independent legal counsel on the responsibilities of the Board in considering the approval of the investment advisory arrangement under the 1940 Act and Maryland law.

The Independent Directors were advised by separate independent legal counsel throughout the process and also consulted in executive sessions with their counsel regarding consideration of the renewal of the Advisory Agreement. In determining whether to approve the continuation of the Advisory Agreement, the Board, including the Independent Directors, did not identify any single factor as determinative. Individual Directors may have evaluated the information presented differently from one another and given different weights to various factors. Matters considered by the Board, including the Independent Directors, in connection with its approval of the continuation of the Advisory Agreement include the factors listed below.

In addition, the Board considered other matters such as: (i) the Fund's investment objective and strategy, (ii) the Adviser's investment personnel and operations, (iii) the resources devoted by the Adviser to the Fund, (iv) the Adviser's financial condition and stability, (v) the Adviser's record of compliance with the Fund's investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vi) the allocation of the Fund's brokerage, and the use, if any, of "soft" commission dollars to pay the Fund's expenses and to pay for research and other similar services, and (vii) possible conflicts of interest. Throughout the process, the Board members had the opportunity to ask questions of and request additional information from management.

The Board also noted that in addition to the materials provided by the Adviser in connection with the Board's consideration of the renewal of the Advisory Agreement at the Meeting, the Board received and reviewed materials in advance of each regular quarterly meeting that contained information about the Fund's investment performance and information relating to the services provided by the Adviser.

As part of their deliberations, the Board members considered the following:

Investment performance of the Fund and the Adviser. The Board received and reviewed with the Fund's management, among other performance data, information that compared the Fund's return to comparable investment companies. The Board also received and considered performance information compiled by SI as compared with the fund in the Fund's Morningstar category (the "Morningstar Group"). Additionally, because of the limited number of funds in the Fund's Morningstar Group, the Fund's performance was also compared against a peer group consisting of other comparable closed-end funds (the "Peer Group").

In addition, the Board received and reviewed: information regarding the Fund's total return on a net and gross basis and relative to the Fund's benchmark and the Fund's share performance and premium/discount information. Additionally, the Board took into account information about the Fund's discount/premium ranking relative to its Morningstar Group and Peer Group and management's discussion of the Fund's performance. The Board also received and considered information about the Fund's total return against the respective Morningstar Group and Peer Group averages and against other comparable Aberdeen-managed funds. The Directors considered management's discussion of the factors contributing to differences in performance, including differences in the investment strategies, restrictions and risks of each of these other funds. The Board also considered the Adviser's performance and reputation generally, the responsiveness of the Adviser to Director concerns about performance and the willingness of the Adviser to take steps intended to improve performance. The Board concluded that overall Fund performance supported continuation of the Advisory Agreement.

The nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Directors also considered the nature, extent and quality of the services provided by the Adviser to the Fund and the resources dedicated to the Fund by the Adviser and its affiliates. Among other things, The Board reviewed the background and experience of the Adviser's senior management personnel and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. The Directors also considered the financial condition of the Adviser and the Adviser's ability to provide quality service to the Fund. Management reported to the Board on, among other things, its business plans and organizational changes. The Directors also took into account the Adviser's investment experience and considered information regarding the Adviser's compliance with applicable laws and Securities and Exchange Commission and other regulatory inquiries or audits of the Fund and/or the Adviser. The Board considered the Adviser's risk management processes. The Board noted that they received information on a regular basis from the Fund's Chief Compliance Officer regarding the Adviser's compliance policies and procedures and considered the Adviser's brokerage policies and practices. The Directors took into account their knowledge of management and the quality of the performance of management's duties through Board meetings, discussion and reports during the preceding year.

22	The India Fund, Inc.

Supplemental Information (unaudited) (concluded)

Economies of Scale. The Board considered management's discussion of the Fund's management fee structure and determined that the management fee structure was reasonable and reflected economies of scale being shared between each of the Fund and the Adviser. The Board based its determination on various factors, including how the Fund's management fees compared relative to a peer group consisting of other comparable closed-end funds (the "Peer Group") at higher asset levels and that the Fund's management fee schedule provided breakpoints at higher asset levels to adjust for anticipated economies in the event of asset increases. The Board also considered that the Adviser had agreed to extend its expense limitation agreement with the Fund, pursuant to which the Adviser agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting the Fund's total annual operating expenses for a period of time.

The costs of the services provided and profits realized by the Adviser and its affiliates from their relationships with the Fund. The Board reviewed with management the effective annual management fee rate paid by the Fund to the Adviser for investment management services. The Board received and took into account information compiled at the request of the Fund by SI that compared the Fund's effective annual management fee rate with the fees paid by its Peer Group. The Board considered the management fee structure, including that management fees for the Fund were based on the Fund's average weekly managed assets, defined as total assets of the Fund, including any assets attributable to leverage, minus all liabilities, but not excluding any liabilities or obligations attributable to the Fund for investment purposes through (i) the issuance or incurrence of indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means, but not including any collateral received for securities loaned by the Fund. Management noted that due to the unique strategy and structure of the Fund, Aberdeen did not have any closed-end funds that were directly comparable to the Fund. Although there were no other substantially similar ASIAL-advised closed-end funds against which to compare the Fund's advisory fees, the Adviser provided information for other Aberdeen products with similar investment strategies to those of the Fund where available. In evaluating the Fund's advisory fees, the Board took into account the demands, complexity and quality of the investment management of the Fund.

In addition to the foregoing, the Board considered the Fund's fees and expenses as compared to its Peer Group, consisting of closed-end funds in the Fund's Morningstar expense category as compiled by SI.

The Board also considered other factors, which included but were not limited to the following:

•	whether the Fund has operated in accordance with its investment objective, the Fund's record of compliance with its investment restrictions, and the compliance programs of the Adviser.

•	the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Fund.

•	so-called "fallout benefits" to the Adviser or Aberdeen Standard Investments, Inc. ("ASII"), such as the benefits of research made available to the Adviser or ASII by reason of brokerage commissions generated by the Fund's securities transactions or reputational and other indirect benefits. The Board considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	the nature, quality, cost and extent of administrative services performed ASII, an affiliate of the Adviser, under a separate agreement covering administrative services.

*	*	*

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, voting separately, approved the Fund's Advisory Agreement for an additional one-year period. Pursuant to the SEC Order, the Board determined that the Directors, including the Independent Directors, voting separately, would ratify their approval at the next in-person Board meeting.

The India Fund, Inc.	23

Additional Information Regarding the Fund (unaudited)

Recent Changes

The following information is a summary of certain changes during the fiscal year ended December 31, 2020. This information may not reflect all of the changes that have occurred since you purchased the Fund.

During the applicable period, there have been: (i) no material changes to the Fund's investment objectives and policies that constitute its principal portfolio emphasis that have not been approved by shareholders; (ii) no material changes to the Fund's principal risks; (iii) no changes to the persons primarily responsible for day-to-day management of the Fund; and (iv) no changes to the Fund's charter or by-laws that would delay or prevent a change of control.

Investment Objectives and Policies

The investment objective of the Fund is long-term capital appreciation, which it seeks to achieve by investing primarily in the equity securities of Indian companies.

Equity securities include common and preferred stock (including convertible preferred stock), American, global or other types of depositary receipts, or ADRs, convertible bonds, notes and debentures, equity interests in trusts, partnerships, joint ventures or similar enterprises and common stock purchase warrants and rights. Most of the equity securities purchased by the Fund are expected to be traded on an Indian stock exchange or in an Indian over-the-counter market.

The Fund's investment objective and its policy to invest, under normal market conditions, at least 80% of its total assets in equity securities of Indian companies are fundamental policies of the Fund that may not be changed without the approval of a majority of the Fund's outstanding voting securities.

Portfolio Structure

Under normal market conditions, at least 80% of the Fund's total assets are invested in equity securities of Indian companies. "Indian companies" are companies that:

•	are organized under the laws of India,

•	regardless of where organized, derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed, in India, or have at least 50% of their assets in India, or

•	have securities which are traded principally on any Indian stock exchange or in the Indian over-the-counter market.

Up to 20% of the Fund's total assets may be invested, subject to certain restrictions, in:

•	equity securities of companies (other than companies considered "Indian companies" under the above criteria), regardless of where organized, which the Investment Manager believes derive, or will derive, at least 25% of their revenues from business in or with India, or have at least 25% of their assets in India,

•	debt securities including high yield/high risk and unrated debt (commonly referred to as "junk bonds"), denominated in Indian rupees or issued or guaranteed by an Indian company, the Government of India or an Indian governmental entity, and

•	debt securities of the type described below under "– Temporary Investments." We refer to these securities as "temporary investments."

Up to 20% of the Fund's assets may also be utilized to purchase and sell options on securities, financial futures, fixed income indices and other financial futures contracts, enter into interest rate transactions and to enter into currency transactions, sell securities short and loan portfolio securities. The Fund will only invest in such assets in order to hedge against financial risks. With respect to interest rate transactions, the Fund may enter into interest rate swaps and may purchase or sell interest rate caps and floors. Currency transactions may include currency forward contracts, exchange listed currency futures contracts, exchange listed and over-the-counter options on currencies and currency swaps. Although the Fund does not presently do so or intend to do so to any significant extent, the Fund may from time to time sell securities short. The Fund will not be obligated, however, to do any hedging and makes no representation as to the availability of these techniques at this time or at any time in the future.

The Fund's assets may be invested in debt securities, other than temporary investments, when the Investment Manager believes that, based upon factors such as relative interest rate levels and foreign exchange rates, such securities offer opportunities for long-term capital appreciation. The Fund may invest up to 100% of its assets in temporary investments for temporary defensive purposes due to political, market or other factors affecting markets in India.

The Fund may invest in investment funds, including unregistered funds, that invest at least 80% of their total assets in the equity securities of Indian companies in which the Fund is authorized to invest. The Fund may invest in investment funds as a means of investing in other equity securities in which the Fund is authorized to invest when the Investment Manager believes that such investments may be more advantageous to the Fund than a direct market purchase of such securities. Under the 1940 Act, the Fund is restricted in the amount it may invest in such funds.

The Fund may invest its assets in a broad spectrum of industries. In selecting industries and companies for investment, the Investment Manager may, among other factors, consider overall growth prospects, financial condition, competitive position, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, structural changes in local

24	The India Fund, Inc.

Additional Information Regarding the Fund (unaudited) (continued)

economies, capital resources, the degree of government regulation or deregulation, management and other factors.

While the Fund invests a substantial portion of its assets in the securities of established Indian companies, it also may invest in the securities of less seasoned and smaller and mid-capitalization Indian companies. There are risks associated with investments in securities of small and medium capitalization companies that are not customarily associated with investments in securities of more established and larger capitalized companies. Although the opportunities for growth may be greater with these companies, they also involve greater risks. For example, they are more susceptible to abrupt and erratic price movements and adverse general market and economic developments, and it may be more difficult to obtain information about these companies because they tend to be less well known and followed by fewer securities analysts.

In carrying out the Fund's investment strategies, the Adviser employs a fundamental, bottom-up equity investment process, which is based on first-hand research and disciplined company evaluation. Stocks are identified for their long-term, fundamental value based on quality and price. ESG (Environmental, Social and Governance) analysis is fully integrated into investment decisions for all equity holdings. As such, although ESG investing is not a principal strategy of the Fund, the Adviser considers and evaluates ESG factors as part of the investment analysis process and this analysis forms an integral component of the Adviser's quality rating for all companies.

Temporary Investments

The Fund may hold and/or invest its assets in cash and/or temporary investments for cash management purposes, pending investment in accordance with the Fund's investment objective and policies and to meet operating expenses. In addition, the Fund may take a temporary defensive posture and invest without limitation in temporary investments. The Fund may assume a temporary defensive posture when, due to political, market or other factors broadly affecting markets, the Investment Manager determines that either opportunities for capital appreciation in those markets may be significantly limited or that significant diminution in value of the securities traded in those markets may occur. To the extent that the Fund invests in temporary investments, it may not achieve its investment objective.

Specifically, "temporary investments" are debt securities denominated in U.S. dollars or in another freely convertible currency including:

•	short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by:

•	the U.S. government or the Indian government or their agencies or instrumentalities, or
•	international organizations designated or supported by multiple foreign governmental entities to promote economic reconstruction or development;

•	finance company obligations, corporate commercial paper and other short-term commercial obligations, in each case rated, or issued by companies with similar securities outstanding that are rated, Prime-1 or A or better by Moody's Investors Service, Inc. or A-1 or A or better by Standard & Poor's Ratings Services, a division of the McGraw Hill Companies, Inc., or, if unrated, of comparable quality as determined by the Investment Manager;

•	obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks, subject to the restriction that the Fund may not invest more than 25% of its total assets in bank securities; and

•	repurchase agreements with respect to securities in which the Fund may invest. The banks whose obligations may be purchased by the Fund and the banks and broker-dealers with which the Fund may enter into repurchase agreements include any member bank of the U.S. Federal Reserve System and any broker-dealer or any foreign bank that has been determined by the Investment Manager to be creditworthy.

Repurchase agreements are contracts pursuant to which the seller of a security agrees at the time of sale to repurchase the security at an agreed upon price and date. When the Fund enters into a repurchase agreement, the seller will be required to maintain the value of the securities subject to the repurchase agreement, marked to market daily, at not less than their repurchase price. Repurchase agreements may involve risks in the event of insolvency or other default by the seller, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Other Investments

Illiquid securities. The Fund may invest up to 20% of its total assets in illiquid securities for which there may be no or only a limited trading market and for which a low trading volume of a particular security may result in abrupt and erratic price movements. The Fund does not currently intend to invest in privately placed securities other than those where no term, other than price and payment terms, is negotiated. The Fund may be unable to dispose of its holdings in illiquid securities at then-current market prices and may have to dispose of such securities over extended periods of time. In some cases, illiquid securities will be subject to contractual or legal restrictions on transfer. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded.

The India Fund, Inc.	25

Additional Information Regarding the Fund (unaudited) (continued)

Rule 144A securities. The Fund may purchase certain restricted securities, or Rule 144A securities, for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the 1933 Act. Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may now have liquidity, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained. To the extent that the number of qualified institutional buyers is reduced, a previously liquid Rule 144A security may be determined to be illiquid, thus increasing the percentage of illiquid assets in the Fund's portfolio. The Board of Directors has adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid securities. Pursuant to those policies and procedures, the Board of Directors has delegated to the Investment Manager the determination as to whether a particular security is liquid or illiquid.

Convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as:

•	higher yields than common stocks but lower yields than comparable nonconvertible securities;

•	a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics; and

•	the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objective.

In selecting convertible debt securities for the Fund, the following factors, among others, may be considered by the Investment Manager:

•	the creditworthiness of the issuers of the securities;

•	the interest income generated by the securities;
•	the potential for capital appreciation of the securities and the underlying stock;

•	the conversion prices of the securities relative to the underlying stocks; and

•	the conversion prices of the securities relative to other comparable securities.

Warrants. The Fund may invest in warrants, which are securities permitting but not obligating their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of an issuer. As a result, an investment in warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Equity-linked debt securities. The Fund may invest in equity-linked debt securities. The amount of interest and/or principal payments that an issuer of equity-linked debt securities is obligated to make is linked to the performance of a specified index of equity securities and may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in equity-linked debt securities may be considered more speculative than other types of debt securities. In selecting equity-linked debt securities for the Fund, the Investment Manager may consider, among other factors, the creditworthiness of the issuers of the securities and the volatility of the index of equity securities.

ADDITIONAL INVESTMENT ACTIVITIES

In addition to the investment policies discussed above, the Fund may engage in certain additional investment activities. These activities may be limited by Indian law or regulations.

Hedging

The Fund is authorized to use various hedging and investment strategies. From time to time and as permitted by the 1940 Act, the Fund may engage in certain hedging activities described below to hedge various market risks (such as broad or specific market movements and interest rates and currency exchange rates).

In addition, techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

Subject to the constraints described above, the Fund may purchase and sell interest rate, currency or stock index futures contracts and enter into currency forward contracts and currency swaps. It may purchase and sell (or write) exchange listed and over-the-counter put and call options on debt and equity securities, currencies, futures

26	The India Fund, Inc.

Additional Information Regarding the Fund (unaudited) (continued)

contracts, fixed income and stock indices and other financial instruments. And it may enter into interest rate transactions, equity swaps and related transactions and other similar transactions that may be developed to the extent the Investment Manager determines are consistent with the Fund's investment objective and policies and applicable regulatory requirements. The Fund's futures transactions will be entered into for hedging purposes. There is, however, no limit on the Fund's assets that can be put at risk through the use of futures contracts and options thereon, and the value of the Fund's futures contracts and options thereon may equal or exceed 100% of the Fund's total assets. The Fund's interest rate transactions may take the form of swaps, caps, floors and collars, currency forward contracts, currency futures contracts, currency swaps and options on currency or currency futures contracts.

When-Issued and Delayed Delivery Securities

The Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price. No income accrues to the purchaser of a security on a when-issued or delayed delivery basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in market prices. Purchasing a security on a when-issued or delayed delivery basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but it may sell them before the settlement date if it is deemed advisable. The Fund generally will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase securities on a when-issued or delayed delivery basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments. As an alternative, the Fund may elect to treat when-issued or delayed delivery securities as senior securities representing indebtedness, which are subject to asset coverage requirements under the 1940 Act.

Loans of Portfolio Securities

The Fund may lend portfolio securities. By doing so, the Fund attempts to earn income through the receipt of interest on the loan. In the event of the bankruptcy of the other party to a securities loan, the Fund could experience delays in recovering the securities that it lent. To the extent that, in the meantime, the value of the securities that the Fund has lent has increased, the Fund could experience a loss.

The Fund may lend securities from its portfolio if liquid assets in an amount at least equal to the current market value of the securities lent (including accrued interest thereon) plus the interest payable to the Fund with respect to the loan is maintained by the Fund in a segregated account. Any securities that the Fund may receive as collateral will not become a part of its portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time that securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by the Fund will be invested in securities in which the Fund is permitted to invest. The value of securities lent will be marked to market daily. Portfolio securities purchased with cash collateral are subject to possible depreciation. Loans of securities by the Fund will be subject to termination at the Fund's or the borrower's option. The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Fund's Board of Directors.

Investment Funds

The Fund may invest in investment funds, including unregistered funds, other than those for which the Investment Manager serve as investment adviser or sponsor and which invest principally in securities in which the Fund is authorized to invest. Under the 1940 Act, the Fund may invest a maximum of 10% of its total assets in the securities of other investment companies. In addition, the Fund may not invest more than 5% of its total assets in the securities of any one investment company, and it may not invest in any investment company if it would own more than 3% of the outstanding voting stock of that company. To the extent that the Fund invests in other investment funds, including unregistered funds, the Fund's stockholders will incur certain duplicative fees and expenses, including investment advisory fees. As a stockholder in an investment fund, the Fund will bear its ratable share of the investment fund's expenses and will remain subject to payment of the Fund's advisory and other fees and expenses with respect to assets so invested.

Short Sales

Although the Fund does not presently do so or intend to do so to any significant extent, the Fund may from time to time sell securities short. A short sale is a transaction in which the Fund would sell securities it does not own but has borrowed. In the event the Fund elects to sell securities short, the Fund's intention would be to seek to take advantage of decreases in the market prices of securities in order to increase the Fund's return on its investments. When the Fund makes a

The India Fund, Inc.	27

Additional Information Regarding the Fund (unaudited) (continued)

short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. To deliver the securities to the buyer, the Fund will need to arrange through a broker to borrow the securities, and, in so doing, the Fund will become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

The Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid debt obligations. In addition, the Fund will place in a segregated account with its custodian, or designated sub-custodian, an amount of cash, U.S. government securities or other liquid debt obligations equal to the difference, if any, between the market value of the securities sold at the time they were sold short and any cash, U.S. government securities or other liquid obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.

Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited whereas losses from purchases can equal only the total amount invested.

Leverage

Although the Fund does not presently do so or intend to do so in the upcoming year, the Fund may utilize leverage by borrowing or by issuing preferred stock or short-term debt securities in an amount up to 25% of the Fund's total assets. Borrowings may be secured by the Fund's assets. Temporary borrowings in an additional amount of up to 5% of the Fund's total assets may be made without regard to the foregoing limitation for temporary or emergency purposes such as clearance of portfolio transactions, share repurchases and payment of dividends.

Leverage by the Fund creates an opportunity for increased return but, at the same time, creates special risks. For example, leverage may exaggerate changes in the net asset value of the common stock and in the return on the Fund's portfolio. Although the principal of any leverage will be fixed, the Fund's assets may change in value during the time the leverage is outstanding. Leverage will create expenses for the Fund that can exceed the income from the assets acquired with the proceeds of the leverage. All expenses associated with leverage would be borne by common stockholders. Furthermore, an increase in interest rates could reduce or eliminate the benefits of leverage and could reduce the value of the Fund's common stock.

The Fund also may enter into reverse repurchase agreements with any member bank of the U.S. Federal Reserve System and any broker-dealer or any foreign bank that has been determined by the Investment Manager to be creditworthy. Under a reverse repurchase agreement, the Fund would sell securities and agree to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it may establish and maintain a segregated account with its custodian or a designated sub-custodian that contains cash, U.S. government securities or other liquid debt obligations that have a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds of the sale of securities received by the Fund may decline below the price of the securities that the Fund is obligated to repurchase. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligations to repurchase the securities, and the Fund's use of proceeds of the reverse repurchase agreement may effectively be restricted pending the decision. Reverse repurchase agreements will be treated as borrowings for purposes of calculating the Fund's borrowing limitation to the extent the Fund does not establish and maintain a segregated account.

Asset Coverage Requirements

The 1940 Act generally prohibits the Fund from engaging in most forms of leverage representing indebtedness other than preferred shares unless immediately after such incurrence the Fund's total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, "total net assets") is at least 300% of the aggregate senior securities representing indebtedness (i.e., the use of leverage through senior securities representing indebtedness may not exceed 33 1/3% of the Fund's total net assets (including the proceeds from leverage)). Additionally, under the 1940 Act, the Fund generally may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless at the time of such declaration or purchase, this asset coverage test is satisfied. The staff at the SEC's Division of Investment Management has taken the position that short sales of securities, reverse repurchase agreements, use of margin, sales of put and call options on specific securities or indices, investments in certain other types of instruments (including certain derivatives, such as swap agreements) and the

28	The India Fund, Inc.

Additional Information Regarding the Fund (unaudited) (continued)

purchase and sale of securities on a when-issued or forward commitment basis may be deemed to constitute indebtedness subject to the asset coverage requirement.

The SEC's staff has stated, however, that it will not deem a portfolio position involving these instruments to be subject to the asset coverage requirement if an investment company "covers" its position by segregating liquid securities on its books or in an account with its custodian in an amount sufficient to offset the liability associated with the position. Generally, in conjunction with portfolio positions that are deemed to constitute senior securities, the Fund must:

•	observe the asset coverage requirement;

•	maintain daily a segregated account in cash or liquid securities at such a level that the amount segregated plus any amounts pledged to a broker as collateral will equal the current value of the position; or

•	otherwise cover the portfolio position with offsetting portfolio securities.

Segregation of assets or covering portfolio positions with offsetting portfolio positions may limit the Fund's ability to otherwise invest those assets or dispose of those securities.

With respect to asset coverage for preferred shares, under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund's total net assets (as defined above) is at least 200% of the liquidation value of the outstanding preferred shares and the newly issued preferred shares plus the aggregate amount of any senior securities of the Fund representing indebtedness (i.e., such liquidation value plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund's total net assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total net assets (determined after deducting the amount of such dividend or other distribution) satisfies the above-referenced 200% coverage requirement.

Risk Factors

General

The Fund is a non-diversified, closed-end investment company designed primarily as a long-term investment and not as a trading tool. An investment in the Fund's Shares may be speculative and involves a high degree of risk. The Fund should not be considered a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective.

Equity Risk

The value of equity securities, including common stock, preferred stock and convertible stock, will fluctuate in response to factors affecting the particular company, as well as broader market and economic conditions. Moreover, in the event of the company's bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders and are likely to have varying types of priority over holders of preferred and convertible stock.

As an investment company that holds primarily common stocks, the Fund's portfolio is subject to the possibility that common stock prices will decline over short or even extended periods. The Fund may remain substantially fully invested during periods when stock prices generally rise and also during periods when they generally decline. Moreover, as a holder of common stock, the Fund's rights to the assets of the companies in which it invests will be subordinated to such companies' holders of preferred stock and debt in the event of a bankruptcy, liquidation or similar proceeding. Accordingly, if such an event were to occur to such a company in which the Fund invests, the Fund would be entitled to such a company's assets only after such company's preferred stockholders and debt holders have been paid. Risks are inherent in investments in equities, and Fund stockholders should be able to tolerate significant fluctuations in the value of their investment in the Fund.

Fixed Income Risk

The Fund may invest up to 20% of its assets in debt securities whose value will tend to decrease as interest rates rise.

Investment and Market Risk

Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in the stock market could also adversely affect the Fund by reducing the relative attractiveness of stocks as an investment. Also, to the extent that the Fund emphasizes stocks from any given industry, it could be hurt if that industry does not do well.

Additionally, the Fund could lose value if the individual stocks in which it maintains long positions and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or increase. Individual stocks are affected by many factors, including:

•	corporate earnings;

•	production;

•	management;

•	sales; and

The India Fund, Inc.	29

Additional Information Regarding the Fund (unaudited) (continued)

•	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock market around the world.

Market Events Risk

Markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, the fluctuation of other stock markets around the world, and financial, economic and other global market developments and disruptions, such as those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, including unfavorable international trade policies or developments, public health emergencies and natural/environmental disasters. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund's investments. Such events can negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund's service providers rely and could otherwise disrupt the Fund's service providers' ability to fulfill their obligations to the Fund.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. The impact of these policies and legislative changes on the markets, and the practical implications for market participants, may not be fully known for some time. A reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely impact the Fund's investments. The current market environment could make identifying investment risks and opportunities especially difficult for the Adviser.

The current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as presidential elections in the U.S. or abroad or the U.S. government's inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown or otherwise adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on the Fund's investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund's investments may be negatively affected by such events.

COVID-19. Beginning in the first quarter of 2020, the illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and as a result may affect adversely the value and liquidity of the Fund's investments. To the extent the impacts of COVID-19 continue, the Fund may experience negative impacts to its business that could exacerbate other risks described in the Fund's prospectus, including:

•	significant mark-downs in the fair value of the Fund's investments and decreases in NAV per share;

•	the Fund's investments may require a workout, restructuring, recapitalization or reorganizations that involve additional investment from the Fund and/or that result in greater risks and losses to the Fund;

•	operational impacts on and availability of key personnel of the Investment Manager, Investment Adviser, custodian, and/or any of the Fund's other third-party service providers, vendors and counterparties as they face changed circumstances and/or illness related to the pandemic;

•	difficulty in valuing the Fund's assets in light of significant changes in the financial markets, including difficulty in forecasting discount rates and making market comparisons, and circumstances affecting the Investment Manager, Investment Adviser, and the Fund's service providers' personnel during the pandemic;

•	significant changes to the valuations of pending or prospective investments; and

•	limitations on the Fund's ability to make distributions or dividends, as applicable, to the Fund's common shareholders.

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Additional Information Regarding the Fund (unaudited) (continued)

The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19 on economic and market conditions, and, as a result, present uncertainty and risk with respect to the Fund and the performance of its investments and ability to pay distributions. The full extent of the impact and effects of COVID-19 will depend on future developments, including, among other factors, the duration and spread of the outbreak, along with related travel advisories, quarantines and restrictions, the recovery time of the disrupted supply chains and industries, the impact of labor market interruptions, the impact of government interventions, and uncertainty with respect to the duration of the global economic slowdown.

Brexit. The ongoing negotiations surrounding the future relationship between the UK and the EU following UK's exit from the EU on January 31, 2020 ("Brexit") have yet to provide clarity on what the outcome will be for the UK, Europe, and the worldwide economy. On December 24, 2020, negotiators representing the United Kingdom and the EU came to a preliminary trade agreement, the EU-UK Trade and Cooperation Agreement ("TCA"), which is an agreement on the terms governing certain aspects of the EU's and United Kingdom's relationship following the transition period that expired on December 31, 2020. On December 30, 2020, the United Kingdom and the EU signed the TCA, which was ratified by the British Parliament on the same day. The TCA has been provisionally applied since January 1, 2021 but cannot formally enter into force until ratified by the European Parliament. In the event that the European Parliament does not ratify the TCA before February 28, 2021, the relationship between the United Kingdom and the EU would be based on the World Trade Organization rules. Even under the TCA, many aspects of the United Kingdom-EU trade relationship remain subject to further negotiation. Due to political uncertainty, it is not possible to anticipate the form or nature of the future trading relationship between the United Kingdom and the EU. Whether or not the Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of the Fund's investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and other effects that cannot be anticipated, could adversely affect the Fund's business, results of operations and financial condition. In addition, the risk that Standard Life Aberdeen plc, the parent of the companies that provide investment management, investment advisory and administration services to the Fund and which is headquartered in the UK, fails to adequately prepare for Brexit could have significant customer, reputation and capital impacts for Standard Life Aberdeen plc and its subsidiaries, including those providing services to the Fund; however, Standard Life Aberdeen plc has detailed contingency planning in place to seek to manage the consequences of Brexit on the Fund and to avoid any disruption to the Fund and to the services its subsidiaries provide. Given the fluidity and complexity of the situation, however, it cannot assured that the Fund will not be adversely impacted by Brexit despite preparations.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund's Common Stock and dividends can decline.

Management Risk

The Investment Adviser's judgment about the attractiveness, relative value or potential appreciation of a particular security or investment strategy may prove to be incorrect.

Risks Related to the Fund's Operations

Country/Regional Focus Risk

Focusing on a single country involves increased currency, political, regulatory and other risks. Market swings in the targeted country will have a greater effect on portfolio performance than they would in a more geographically diversified fund.

India Investing Risk

Political, economic, social and other factors in India may adversely affect the Fund's performance.

An emerging market such as India has undergone and may continue to undergo rapid change and lack the social, political and economic stability of more developed countries. The value of the Fund's assets may be adversely affected by political, economic, social and religious factors, changes in Indian law or regulations and the status of India's relations with other countries. In addition, the economy of India may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Agriculture occupies a more prominent position in the Indian economy than in the United States, and the Indian economy therefore is more susceptible to adverse changes in weather. The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. Accordingly, Indian

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Additional Information Regarding the Fund (unaudited) (continued)

government actions in the future could have a significant effect on the Indian economy, which could affect private sector companies and the Fund, market conditions, and prices and yields of securities in the Fund's portfolio.

Economic growth in India is constrained by inadequate infrastructure, a cumbersome bureaucracy, corruption, labor market rigidities, regulatory and foreign investment controls, the "reservation" of key products for small-scale industries and high fiscal deficits. Changes in economic policies, or lack of movement toward economic liberalization, could negatively affect the general business and economic conditions in India, which could in turn affect the Fund's investments.

Further, the economies of developing countries such as India generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The Indian economy also has been and may continue to be adversely affected by economic conditions in the countries with which it trades.

There is also the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war or terrorist attacks). All of these factors could adversely affect the economy of India, make the prices of Indian securities generally more volatile than the prices of securities of companies in developed markets and increase the risk of loss to the Fund.

There are over 20 recognized stock exchanges in India, including The Over the Counter Exchange of India. Most stock exchanges are governed by regulatory boards. The securities market in India is substantially smaller, less liquid and significantly more volatile than the securities market in the United States. The relatively small market capitalizations of, and trading values on, Indian stock exchanges may cause the Fund's investments in securities listed on these exchanges to be comparatively less liquid and subject to greater price volatility than comparable U.S. investments.

A high proportion of the shares of many Indian issuers are held by a limited number of persons, which may limit the number of shares available for investment by the Fund. In addition, further issuances, or the perception that such issuances may occur, of securities by Indian issuers in which the Fund has invested could dilute the earnings per share of the Fund's investment and could adversely affect the market price of such securities. Sales of securities by such issuer's major stockholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, the Fund's investment. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of the Indian securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time that it desires.

Indian stock exchanges have in the past experienced substantial fluctuations in the prices of their listed securities. They have also experienced problems such as temporary exchange closures, broker defaults, settlement delays and broker strikes that, if they occur again in the future, could affect the market price and liquidity of the Indian securities in which the Fund invests. In addition, the governing bodies of the various Indian stock exchanges have from time to time imposed restrictions on trading in certain securities, limitations on price movements and margin requirements. Disputes have also occurred from time to time among listed companies, the stock exchanges and other regulatory bodies, and in some cases those disputes have had a negative effect on overall market sentiment.

The foregoing factors could impede the ability of the Fund to effect portfolio transactions on a timely basis and could have an adverse effect on the net asset value of the Fund's shares of common stock and the price at which those shares trade.

In addition, the stock market in India is volatile. Indian stocks, like those in other emerging markets, have a history of extreme volatility with sharp advances and rapid declines, which can be sudden and unpredictable. In addition to their smaller size, lesser liquidity and greater volatility, Indian securities markets are less developed than U.S. securities markets. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Issuers in India are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an Indian issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. There is substantially less publicly available information about Indian issuers than there is about U.S. issuers.

There is less regulation and monitoring of Indian securities markets and the activities of investors, brokers and other participants than in the United States. Moreover, issuers of securities in India are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the timely disclosure of information.

Legal principles relating to corporate affairs and the validity of corporate procedures, directors' fiduciary duties and liabilities and stockholders' rights may differ from those that may apply in other

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Additional Information Regarding the Fund (unaudited) (continued)

jurisdictions. Stockholders' rights under Indian law may not be as extensive as those that exist under the laws of the United States. The Fund may therefore have more difficulty asserting its rights as a stockholder of an Indian company in which it invests than it would as a stockholder of a comparable American company. The Fund may also have difficulty enforcing foreign judgments against Indian companies or their management.

The Fund will invest in India as a sub-account of the Investment Manager, which is registered as a foreign institutional investor ("FII") with the Securities and Exchange Board of India ("SEBI"). There are limits on to the total investments permitted to be made by the Investment Manager in the Indian markets and on the amount of equity and debt securities the Investment Manager may hold of a particular Indian company, on behalf of all of the sub-accounts for which it is investing, and by each individual sub-account, subject to certain exceptions.

FIIs are also limited in their ability to invest in certain industries, such as the banking sector, insurance sector, telecom sector, etc. In such industries, there is often a ceiling on total foreign holdings.. This may further restrict the ability of the Fund to invest in Indian companies that operate in sectors that are subject to foreign investment caps.

The due diligence that the Fund can conduct may be limited by Indian regulations that restrict the ability to conduct inside due diligence on listed companies. Indian insider trading regulations prohibit any dealings in securities on the basis of unpublished price sensitive information. This restriction will impact the ability of the Fund's Investment Manager to receive and analyze such information, which could adversely affect the quality and effectiveness of the due diligence. In addition, any dealings on the basis of unpublished price sensitive information may expose the recipient to insider trading charges.

There can be no assurance that the Investment Manager will continue to qualify as an FII or that the Indian regulatory authorities will continue to grant such qualifications, and the loss of such qualifications could adversely impact the ability of the Fund to make and dispose of investments in India. Investments by FIIs in Indian securities are also subject to certain limits and restrictions under applicable law, and the application of such limits and restrictions could adversely impact the ability of the Fund to make investments in India. The registration of the Fund as a sub-account is co-terminus with the Investment Manager's registration as an FII. Any cancellation of such FII registration will result in the cancellation of the sub-account registration. If the sub-account registration of the Fund is cancelled, the Fund will not be permitted to trade in the Indian securities markets any further, and will be required to sell its holdings in the Indian securities markets within a specified time. Such unintended sale of holdings of Indian securities by the Fund may adversely impact the value of the Fund's assets and thereby the Fund's shareholders. If the FII's status is lost, the Fund may, subject to the compliances, register itself as a sub-account of another FII.

Under certain circumstances such as a change in law or regulation or loss of FII authorization, governmental regulation or approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors may be required.

The ability of the Fund to invest in Indian securities, exchange Indian rupees into U.S. dollars (see "Foreign Currency Risk" below) and repatriate investment income, capital and proceeds of sales realized from its investments in Indian securities is subject to the Indian Foreign Exchange Management Act, 1999 and the rules, regulations and notifications issued thereunder.

Under certain circumstances, such as a change in law or regulation or loss of FII authorization, governmental regulation or approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors may be required. In addition, there can be no assurance that the Indian government in the future, whether for purposes of managing its balance of payments or for other reasons, will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to FIIs in such a way that may adversely affect the ability of the Fund to repatriate its income and capital. If for any reason the Fund is unable, through borrowing or otherwise, to distribute an amount equal to substantially all of its investment company taxable income (as defined for U.S. tax purposes, without regard to the deduction for dividends paid) within the applicable time periods, the Fund would cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Internal Revenue Code.

Investments in Other Investment Companies

The Fund's estimated annual operating expenses may be higher than those of most other investment companies that invest predominately in the securities of U.S. companies, primarily because of the additional time and expense required of the Investment Manager in pursuing the Fund's objective of long-term capital appreciation through investing in equity securities of Indian companies. Investments in Indian equity securities require additional time and expense because the available public information regarding such securities is more limited in comparison to, and not as comprehensive as, the information available for U.S. equity securities. In addition, brokerage commissions, custodial fees and other fees are generally higher for investments in foreign securities markets. As a result of these higher expected operating expenses, the Fund needs to generate higher relative returns to provide investors with an equivalent economic return.

In addition, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in India may be permitted through investment funds that have been specially authorized. The

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Additional Information Regarding the Fund (unaudited) (continued)

Fund may invest in these investment funds subject to the provisions of the 1940 Act. If the Fund invests in investment funds, the Fund's stockholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Investment Manager), but also will indirectly bear similar expenses of the underlying investment funds.

Foreign Currency Risk

Foreign currency fluctuations could adversely affect the Fund's performance.

The Fund's assets will be invested principally in securities of Indian issuers and substantially all of the income received by the Fund will be in Indian rupees. However, the Fund will compute and distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Fund at the foreign exchange rate on that date. Therefore, if the value of the Indian rupee falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the Indian rupees to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. The liquidation of investments, if required, may have an adverse impact on the Fund's performance.

Furthermore, the Fund may incur costs in connection with conversions between U.S. dollars and Indian rupees. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either at the spot rate prevailing in the foreign currency exchange market or through entering into forward, futures or options contracts to purchase or sell foreign currencies, if available.

Small and Mid-Cap Company Risk

Investments in unseasoned and small and mid-capitalization Indian companies may expose the Fund to greater investment risk.

While the Fund invests a substantial portion of its assets in the securities of established Indian companies, it also may invest in the securities of less seasoned and smaller and mid-capitalization Indian companies. Investments in the securities of these companies may present greater opportunities for growth but also involve greater risks than are customarily associated with investments in securities of more established and larger capitalized companies. The securities of less seasoned and smaller capitalized companies are often traded in the over-the-counter market and have fewer market makers and wider price spreads, which may in turn result in more abrupt and erratic market price movements and make the Fund's investments more vulnerable to adverse general market or economic developments than would investments only in large, more established Indian companies.

The Fund has not established any minimum capitalization or length of operating history for the smaller, less seasoned issuers in whose securities it may invest.

Illiquid Securities Risk

The Fund's investments in illiquid securities may restrict its ability to dispose of its investments in a timely fashion and at a price approximating the value at which the Fund carries the securities on its books.

The Fund may invest up to 20% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable. The prices of such securities may change abruptly and erratically, and investment of the Fund's assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and at a price approximating the value at which the Fund carries the securities on its books, as well as restrict its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute in situations in which the Fund's operations require cash, such as when the Fund repurchases shares or pays dividends or distributions, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments. Further, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Sector Risk

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Financials Sector Risk. To the extent that the financials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology

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Additional Information Regarding the Fund (unaudited) (continued)

malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

Market Discount Risk

The Fund's common stock may trade at a discount relative to NAV. Common shares of closed-end investment companies, including the Fund, frequently trade at prices lower than their NAV, but in some cases trade above NAV. The provisions of the 1940 Act require, as a condition to the completion of an offering, that the public offering price of the shares of common stock, less the sales load and discounts, must equal or exceed the NAV per share of the Fund's common stock (calculated within 48 hours of pricing). An investor who buys the Fund's common stock in an offering at a price that reflects a premium to NAV may experience a decline in the market value of the shares of common stock independent of any change in the NAV. Whether stockholders will realize a gain or loss upon the sale of the Fund's shares of common stock depends upon whether the market value of the shares at the time of sale is above or below the price the stockholder paid, taking into account transaction costs for the shares, and is not directly dependent upon the Fund's NAV. Because the market value of the Fund's shares of common stock will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its shares of common stock will trade at, below or above NAV, or below or above the public offering price for the shares of common stock. Any substantial dispositions or acquisitions of common stock by large shareholders of the Fund could affect the supply or demand for, and possibly the market price of, the common stock. The Fund's common stock is designed primarily for long-term investors, and you should not purchase shares of common stock if you intend to sell them shortly after purchase.

Non-Diversified Status

The Fund is classified as a "non-diversified" management investment company under the 1940 Act. This means that the Fund is not subject to limits under the 1940 Act as to the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may therefore invest its assets in securities of a smaller number of issuers, and, as a result, would be subject to greater risk with respect to its portfolio securities. Although the Fund must comply with certain diversification requirements in order to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund may be more susceptible to any single economic, political or regulatory occurrence than would be the case if it had elected to diversify its holdings sufficiently to be classified as a "diversified" management investment company under the 1940 Act. The Fund, however, intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company.

High Yield Securities Risk

The extent to which the Fund invests in high yield/high risk and unrated debt may adversely affect the Fund's performance.

The Fund has not established any rating criteria for the debt securities in which it may invest and such securities may not be rated at all for creditworthiness. Securities rated in medium to low rating categories by nationally recognized statistical rating organizations and unrated securities of comparable quality, or "high yield/high risk securities," are speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rated categories. These securities are commonly referred to as "junk bonds," and credit ratings issued with respect to such securities evaluate only the safety of principal and interest in respect of such securities and not the risk of change in market value. In purchasing such securities, the Fund will rely on the Investment Manager's analysis, judgment and experience in evaluating the creditworthiness of an issuer of such securities. The Investment Manager will take into consideration, among other things, the issuer's financial resources, its operating history, its sensitivity to economic conditions and trends, the quality of the issuer's management and regulatory matters.

The market values of high yield/high risk securities tend to reflect individual issuer developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of high yield/high risk securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during a sustained period of rising interest rates or an economic downturn, issuers of high yield/high risk securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, service of debt obligations also may be adversely affected by the issuer's inability to meet specific projected business forecasts, specific issuer developments or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high yield/high risk securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

High yield/high risk securities may have redemption or call features that would permit an issuer to repurchase the securities from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund in all likelihood would have to replace the called securities with lower yielding securities, thus decreasing the net investment income to the Fund and dividends to stockholders.

The Fund may have difficulty disposing of certain high yield/high risk securities, as there may be a thin trading market for such securities. To the extent that a secondary trading market for high yield/high risk

The India Fund, Inc.	35

Additional Information Regarding the Fund (unaudited) (continued)

securities does exist, it is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain high yield/high risk securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many high yield/high risk securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers of prices for actual sales. The Fund's Board of Directors or the Investment Manager will carefully consider the factors affecting the market for high yield/high risk securities in determining whether any particular security is liquid or illiquid and whether current market quotations are readily available. Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of high yield/high risk securities, particularly in a thinly traded market. Factors adversely affecting the market value of high yield/high risk securities are likely to adversely affect the Fund's net asset value. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligations.

Leverage Risk

The extent to which the Fund utilizes leverage to hedge against financial risks may increase its expenses and adversely affect the Fund's performance.

Although the Fund does not presently do so or intend to do so in the upcoming year, the Fund may utilize leverage by borrowing or by issuing preferred stock or short-term debt securities in an amount up to 25% of the Fund's total assets. Leverage by the Fund creates an opportunity for increased return but, at the same time, creates special risks. For example, leverage may exaggerate changes in the net asset value of the common stock and in the return on the Fund's portfolio. Although the principal of any leverage will be fixed, the Fund's assets may change in value during the time the leverage is outstanding. Leverage will create expenses for the Fund that can, during any period, exceed the income from the assets acquired with the proceeds of the leverage. All expenses associated with leverage would be borne by common stockholders. Furthermore, an increase in interest rates could reduce or eliminate the benefits of leverage and could reduce the value of the Fund's securities. The Fund may also borrow by entering into reverse repurchase agreements, which will subject the Fund to additional market risk as well as credit risks with respect to the buyer of the securities under the agreement.

Anti-Takeover Charter Provisions

The Fund's charter and amended and restated by-laws and Maryland law contain certain anti-takeover provisions that, among other things, may have the effect of inhibiting the Fund's possible conversion to open-end status and delaying or limiting the ability of other persons to acquire control of the Fund. In certain circumstances, these provisions might also inhibit the ability of holders of common stock to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. The Fund's Board of Directors has determined that these provisions are in the best interests of the Fund and its stockholders.

Private Placements and Other Restricted Securities Risk

Private placement and other restricted securities include securities that have been privately placed and are not registered under the Securities Act of 1933 ("1933 Act"), such as unregistered securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") and privately placed securities of U.S. and non-U.S. issuers offered outside of the U.S. without registration with the U.S. Securities and Exchange Commission pursuant to Regulation S ("Regulation S Securities").

Private placements may offer attractive opportunities for investment not otherwise available on the open market.

Private placement securities typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act)), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. Rule 144A Securities and Regulation S Securities may be freely traded among certain qualified institutional investors, such as the Funds, but their resale in the U.S. is permitted only in limited circumstances.

Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value due to the absence of a trading market.

36	The India Fund, Inc.

Additional Information Regarding the Fund (unaudited) (continued)

Private placements and restricted securities may be considered illiquid securities, which could have the effect of increasing the level of the Fund's illiquidity. Additionally, a restricted security that was liquid at the time of purchase may subsequently become illiquid. Restricted securities that are determined to be illiquid may not exceed the Fund's limit on investments in illiquid securities.

Foreign Custody

The Fund's custodian generally holds the Fund's non-U.S. securities and cash in non-U.S. bank sub-custodians and securities depositories. Regulatory oversight of non-U.S. banks and securities depositories may differ from that in the U.S. Additionally, laws applicable to non-U.S. banks and securities depositories may limit the Fund's ability to recover its assets in the event the non-U.S. bank, securities depository or issuer of a security held by the Fund goes bankrupt.

Convertible Securities Risk

Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all debt securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stock in an issuer's capital structure and consequently entail less risk than the issuer's common stock. A convertible debt security is not counted as an equity security for purposes of the Fund's 80% policy.

Depositary Receipts

Depositary receipts are typically issued by a bank or trust company and represent the ownership of underlying securities that are issued by a foreign company and held by the bank or trust company. American Depositary Receipts ("ADRs") are usually issued by a U.S. bank trust or trust company and traded on a U.S. exchange. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Valuation Risk

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed to it by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.

Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size and the strategies employed by the Adviser generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, odd lot sizes. Odd lots may trade at lower or, occasionally, higher prices than institutional round lots. The Fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

In addition, since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders are not be able to purchase or sell the Fund's shares on the NYSE American.

Cybersecurity Risk

Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Investment Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Fundamental Investment Restrictions

The following restrictions, along with the Fund's investment objective, its policy to invest at least 80% of the Fund's total assets in the equity securities of Indian companies under normal market conditions, are, subject to the next sentence, the Fund's only fundamental policies, that is, policies that cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. In addition, as a matter of fundamental policy and notwithstanding any other fundamental investment policy or limitation, the Fund may invest all or a portion of its assets invested in India through a subsidiary, trust or other similar arrangement (including a branch) established by

The India Fund, Inc.	37

Additional Information Regarding the Fund (unaudited) (concluded)

the Fund at any such time that the Board of Directors of the Fund determines that it is in the best interests of the Fund's stockholders. As used in here, a "majority of the Fund's outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. The other policies and investment restrictions referred to in this report are not fundamental policies of the Fund and may be changed by the Fund's Board of Directors without stockholder approval. If a percentage restriction set forth below is adhered to at the time a transaction is effected, later changes in any percentage resulting from any cause other than actions by the Fund will not be considered a violation.

Under its fundamental restrictions, the Fund may not:

•	purchase any securities that would cause 25% or more of the value of its total assets at the time of such purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, except that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

•	issue senior securities or borrow money, except for (a) senior securities (including borrowing money, margin transactions if the margin securities are owned and entering into reverse repurchase agreements, or any similar transactions) not in excess of 25% of its total assets (including the amount borrowed) and (b) borrowings of up to 5% of its total assets (including the amount borrowed) for temporary or emergency purposes (including for the clearance of transactions, repurchase of its shares or payment of dividends), without regard to the amount of senior securities outstanding under clause (a) above. However, with respect to the above, the Fund's obligations under when-issued and delayed delivery and similar transactions and reverse repurchase agreements are not treated as senior securities if covering assets are appropriately segregated, and the use of hedging shall not be treated as involving the issuance of a "senior security" or a "borrowing." Also, for purposes of clauses (a) and (b) above, the term "total assets" shall be calculated after giving effect to the net proceeds of senior securities issued by the Fund reduced by any liabilities and indebtedness not constituting senior securities, except for such liabilities and indebtedness as are excluded from treatment as senior securities by this second bullet. The Fund's obligations under interest rate, currency and equity swaps are not treated as senior securities;

•	purchase or sell commodities or commodity contracts, including futures contracts and options thereon, except that the Fund may engage in hedging, as described in the section titled "Additional Investment Activities – Hedging";
•	make loans, except that: (1) the Fund may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objective and policies, (b) enter into repurchase agreements with respect to portfolio securities and (c) make loans of portfolio securities; and (2) delays in the settlement of securities transactions will not be considered loans;

•	underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter;

•	purchase real estate, real estate mortgage loans or real estate limited partnership interests (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

•	purchase securities on margin, except (1) as provided in the second bullet above and (2) (a) for delayed delivery or when-issued transactions, (b) such short-term credits as are necessary for the clearance of transactions and (c) margin deposits in connection with transactions in futures contracts, options on futures contracts, options on securities and securities indices and currency transactions); or

•	invest for the purpose of exercising control over the management of any company.

For purposes of the above restrictions on senior securities and as further described above under "Additional Investment Activities – Asset Coverage Requirements," the 1940 Act requires the Fund to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the Fund incurs the indebtedness. Short sales of securities, reverse repurchase agreements, use of margin, sales of put and call options on specific securities or indices, investments in certain other types of instruments (including certain derivatives, such as swap agreements) and the purchase and sale of securities on a when-issued or forward commitment basis may be deemed to constitute indebtedness subject to this requirement.

For purposes of the above restrictions on loans of portfolio securities and as further described under "Additional Investment Activities – Loans of Portfolio Securities," the Fund may make loans of portfolio securities if liquid assets in an amount at least equal to the current market value of the securities lent (including accrued interest thereon) plus the interest payable to the Fund with respect to the loan is maintained by the Fund in a segregated account.

38	The India Fund, Inc.

Dividend Reinvestment and Optional Cash Purchase Plan (unaudited)

The Fund intends to distribute to stockholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the "Plan"), stockholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the "Plan Agent") in the Fund shares pursuant to the Plan, unless such stockholders elect to receive distributions in cash. Stockholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the stockholder by the Plan Agent, as dividend paying agent. In the case of stockholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Fund does not issue certificates so all shares will be registered in book entry form.

The Plan Agent serves as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the New York Stock Exchange, the immediately preceding trading date. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the

Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open- market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments of a minimum of $50 per investment to the Plan Agent for investment in the Fund's common stock, with an annual maximum contribution of $250,000. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market within five business days after receiving the funds.

If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends, capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a per share fee of currently $0.02 incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.

Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare's broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be presented to complete this transaction. Market Order sales may only

The India Fund, Inc.	39

Dividend Reinvestment and Optional Cash Purchase Plan (unaudited) (concluded)

be requested by phone or using Investor Center. ($25 and $0.12 per share).

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at Computershare Trust Company N.A., P.O. Box 505000, Louisville, KY 40233-5000.

40	The India Fund, Inc.

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, years of birth, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund Adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director**
Interested Directors

Martin J. Gilbert*** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1955	Class I Director	Term expires 2021; Director since 2012	Mr. Gilbert is Chairman of UK companies Revolut Limited (digital banking firm) and Toscafund Asset Management since 2020. He is also a non-executive director of a number of non-U.S. companies, including Glencore plc (producer and marketer of commodities), Saranac Partners (wealth management firm), Old Oak Holdings (Toscafund Asset Management’s parent company) and PGA European Tour. Martin is a member of the International Advisory Board of British American Business. Previously, he was Chairman of the UK Prudential Regulation Authority’s Practitioner Panel as well as a member of the International Advisory Panel of the Monetary Authority of Singapore. Prior to his retirement from Standard Life Aberdeen plc in 2020, Mr. Gilbert served as Vice Chairman of Standard Life Aberdeen plc and Chairman of Aberdeen Standard Investments Inc. since March 2019. He was a cofounder (and former Chief Executive) of Aberdeen Asset Management PLC, having been a Director since 1983.	28	None.

Hugh Young*** Aberdeen Standard Investments (Asia) Ltd. 21 Church Street, #01-01 Capital Square Two Singapore 049480 Year of Birth: 1958	Class III Director	Term expires 2022; Director since 2012	Currently, Managing Director of Aberdeen Standard Investments (Asia) Limited (since 1991) and member of the Executive Management Committee and Director of Standard Life Aberdeen plc (since 1991 and 2011, respectively). Mr. Young joined Aberdeen in 1991.	1	None.

Independent Directors

Nisha Kumar c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1970	Class II Director	Term expires 2023; Director since 2016	Ms. Kumar has been a Managing Director and the Chief Financial Officer and Chief Compliance Officer of Greenbriar Equity Group LLC since 2011. She is a member of the Council on Foreign Relations. Director of The Asia Tigers Fund, Inc. from 2016 to 2018.	1	Director of 22 Registered Investment Companies advised by Legg Mason Partners Fund Advisor, LLC and its affiliates.

Nancy Yao Maasbach c/o Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1972	Class III Director	Term expires 2022; Director since 2016	Ms. Maasbach is the President of the Museum of Chinese in America since 2015. Ms. Maasbach has also been a member of the Council on Foreign Relations since 2015. Director of The Asia Tigers Fund, Inc. from 2016 to 2018.	7	None.

The India Fund, Inc	41

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director**

Luis F. Rubio c/o Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1955	Class II Director	Term expires 2023; Director since 1993	Mr. Rubio has been Chairman of Mexico Evalua- CIDAC since 2000 and Chairman, Mexican Council on Foreign Relations (2017-2020). He is also a frequent contributor of op-ed pieces to The Wall Street Journal and the author and editor of 51 books. Former Director of The Asia Tigers Fund,Inc. Director of Coca- cola Femsa.	1	Director of one registered investment company advised by Advantage Advisers LLC or its affiliates.

Jeswald W. Salacuse c/o Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1938	Chairman of the Fund; Class I Director	Term expires 2021; Director since 1993	Dean Emeritus and Distinguished Professor Emeritus, Tufts University since 2020. Formerly, Henry J. Braker Professor of Commercial Law at The Fletcher School of Law & Diplomacy, Tufts University, from 1986 to 2020. He has also served as an International Arbitrator, Arbitration Tribunal, ICSID, World Bank since 2004. Director and Chairman of The Asia Tigers	1	Former Director of 30 registered investment companies advised by Legg Mason Partners Fund Advisor, LLC and its affiliates.

*	Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., the Aberdeen Funds (which currently consists of 19 portfolios), Aberdeen Investment Funds (which currently consists of 4 portfolios), Aberdeen Standard Investments ETFs (which currently consists of 2 portfolios), Aberdeen Japan Equity Fund, Inc., The India Fund, Inc., Aberdeen Standard Global Infrastructure Income Fund, Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund and Aberdeen Income Credit Strategies Fund have the same Investment Manager and Investment Adviser as the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser and may thus be deemed to be part of the same “Fund Complex” as the Fund.
**	Current directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
***	Mr. Gilbert and Mr. Young are deemed to be interested persons because of their affiliation with the fund’s Investment Adviser. Mr. Gilbert serves as a Director of several Funds in the Fund Complex.

Information Regarding Officers who are not Directors

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Joseph Andolina** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Chief Compliance Officer and Vice President	Since 2017	Currently, Chief Risk Officer – Americas for ASII and serves as the Chief Compliance Officer for ASII. Prior to joining the Risk and Compliance Department, he was a member of ASII’s Legal Department, where he served as US Counsel since 2012.

Chris Demetriou** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President	Since 2020	Currently, Chief Executive Officer – Americas for ASI. Mr. Demetriou joined ASII in 2013, as a result of the acquisition of SVG, a FTSE 250 private equity investor based in London.

42	The India Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Sharon Ferrari** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since 2013	Currently, Senior Product Manager US for ASII. Ms. Ferrari joined ASII as a Senior Fund Administrator in 2008.

Alan Goodson** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	President	Since 2011	Currently, Head of Product & Client Solutions – Americas, overseeing Product Management, Product Development and Client Solutions for ASII’s registered and unregistered investment companies in the US, Brazil and Canada. Mr. Goodson joined ASII in 2000.

Heather Hasson** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1982	Assistant Secretary	Since 2018	Currently, Senior Product Manager for ASII. Ms. Hasson joined ASII as a Fund Administrator in 2006.

Bev Hendry** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1953	Vice President	Since 2014	Currently Chairman of Americas for Standard Life Aberdeen PLC since 2018. Mr. Hendry was Chief Executive Officer – Americas for Aberdeen Asset Management PLC (from 2014 to 2018).

Matthew Keener** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1976	Assistant Secretary	Since 2020	Currently, Senior Product Manager for ASII. Mr. Keener joined ASII in 2006 as a Fund Administrator.

Megan Kennedy** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary	Since 2011	Currently, Director, Product Governance for ASII Ms. Kennedy joined ASII in 2005 as a Senior Fund Administrator.

Adrian Lim c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2011	Currently, Investment Director on the Asian Equities Team at Aberdeen Standard Investments. Adrian joined the company in 2000.

The India Fund, Inc.	43

Management of the Fund (unaudited) (concluded)

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Andrea Melia** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1969	Treasurer	Since 2011	Currently, Vice President and Director, Product Management – Americas for ASII. Ms. Melia joined ASII in September 2009.

Jim O’Connor** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1976	Vice President	Since 2020	Currently, Chief Operating Officer – Americas for ASII. Mr. O’Connor joined ASII as US Counsel in 2010.

Yoojeong Oh c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1981	Vice President	Since 2019	Currently, Investment Director on the Asian Equities Team at Aberdeen Standard Investments. Yoojeong joined the company in 2005.

Christian Pittard** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1973	Vice President	Since 2011	Currently, Global Head of Product Opportunities for Aberdeen Asset Management PLC. Mr. Pittard joined Aberdeen from KPMG in 1999.

Lucia Sitar** c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President and Chief Legal Officer	Since 2012	Currently, Vice President and Head of Product Management and Governance – Americas since 2021. Previously, Ms. Sitar served as Managing U.S. Counsel for ASII. Ms. Sitar joined ASII in July 2007 as U.S. Counsel.

James Thom c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Vice President	Since 2019	Currently, a Senior Investment Director on the Asian Equities Team at Aberdeen Standard Investments. Mr. Thom joined the company in 2010.

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually by the Board.

**	Messrs. Andolina, Demetriou, Goodson, Hendry, Keener, O’Connor and Pittard and Mses. Ferrari, Hasson, Kennedy, Melia and Sitar may serve as officers of one or more other funds in the Fund Complex.

44	The India Fund, Inc.

Corporate Information

Directors	Custodian
Martin Gilbert	State Street Bank and Trust Company
Nisha Kumar	1 Heritage Drive, 3rd Floor
Nancy Yao Maasbach	North Quincy, MA 02171
Luis F. Rubio
Jeswald W. Salacuse, Chairman	Transfer Agent
Hugh Young	Computershare Trust Company, N.A.
P.O. Box 505000
Investment Manager	Louisville, KY 40233
Aberdeen Standard Investments (Asia) Limited
21 Church Street	Independent Registered Public Accounting Firm
#01-01 Capital Square Two	KPMG LLP
Singapore 049480	1601 Market Street
Philadelphia, PA 19103
Administrator
Aberdeen Standard Investments Inc.	Legal Counsel
1900 Market Street, Suite 200	Dechert LLP
Philadelphia, PA 19103	1900 K Street N.W.
Washington, DC 20006

Investor Relations
Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
1-800-522-5465
Investor.Relations@aberdeenstandard.com

Aberdeen Standard Investment (Asia) Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of The India Fund, Inc. are traded on the NYSE under the symbol “IFN”. Information about the Fund’s net asset value and market price is available at www.aberdeenifn.com.

This report, including the financial information herein, is transmitted to the shareholders of The India Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

IFN-Annual

Item 2 – Code of Ethics.

(a)	As of December 31, 2020, the Registrant had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)	Definitional.

(c)	There have been no amendments during the period covered by this report, to a provision of the Code of Ethics.

(d)	During the period covered by this report, there were no waivers to the provisions of the Code of Ethics

(e)	Not Applicable

(f)	A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR

Item 3 – Audit Committee Financial Expert.

The Registrant's Board of Directors has determined that Nisha Kumar, a member of the Board of Directors’ Audit Committee, possesses the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Kumar as the Audit Committee’s financial expert. Ms. Kumar is considered to be an “independent” director, as such term is defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4 – Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c)[1] Tax Fees	(d) All Other Fees
December 31, 2020	$49,872	$0	$8,620	$0
December 31, 2019	$50,314	$0	$8,500	$0

[1]	The Tax Fees are for the completion of the Registrant’s federal and state tax returns.

(e)(1)	The Registrant’s Audit Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate, and recommend to the Independent Directors for their ratification, the selection, retention or termination, the Registrant’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the PCAOB Rule 3526 or any other applicable auditing standard. PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Registrant and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Registrant within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the audit committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor. The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Registrant’s investment adviser that the Registrant, the investment adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Registrant. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Registrant’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees

For the fiscal years ended December 31, 2020 and December 31, 2019, respectively, KPMG billed $172,935 and $811,175 for aggregate non-audit fees for services to the Registrant and to the Registrant’s Investment Adviser.

(h)	Not applicable.

Item 5 – Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

For the fiscal year ended December 31, 2020, the Audit Committee members were:

Nisha Kumar

Nancy Yao Maasbach

Jeswald Salacuse

Luis F. Rubio

(b)	Not applicable.

Item 6 – Investments.

(a)	Included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant's Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Manager, provided that the Registrant's Board of Directors has the opportunity to periodically review the Investment Manager's proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (d) and policies of the Investment Manager are included as Exhibit (e).

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The information in the table below is as of March 5, 2021.

Individual & Position	Services Rendered	Past Business Experience
Hugh Young Managing Director	Responsible for equities globally from the Singapore office.	Hugh Young is a Managing Director of Aberdeen Standard Investment (Asia) Limited. Previously, he served as Head of Asia Pacific, a main board director and Head of Investments for Aberdeen Asset Management (before its merger with Standard Life plc). Hugh joined Aberdeen Standard Investments as a result of the merger between Aberdeen Asset Management and Standard Life in August 2017. Hugh joined Aberdeen in 1985 to manage Asian equities from London, having started his investment career in 1980. He founded Singapore-based Aberdeen Asia in 1992 and since then he has built the company into one of the largest and most well-respected managers of such assets globally. Hugh is a director of a number of group subsidiary companies and group-managed investment trusts and funds. Hugh graduated with a BA (Hons) in Politics from Exeter University.

Adrian Lim Investment Director	Responsible for Asian equities portfolio management

Currently an Investment Director on the Asian Equities team. Adrian joined ASI from Murray Johnstone in December 2000. He was previously an associate director at Arthur Andersen advising clients on mergers & acquisitions in South East Asia. He moved from private equity to the Asian Equity team in July 2003.

Kristy Fong Senior Investment Director	Responsible for Asian equities portfolio management	Currently a Senior Investment Director on the Asian Equities team. Kristy joined ASI in 2004 from UOB KayHian Pte Ltd where she was an analyst.
Flavia Cheong Head of Equities – Asia Pacific	Responsible for company research and oversight of portfolio construction for Asia Pacific Equities	Currently, Head of Equities — Asia Pacific for ASI. Joined Aberdeen in 1996. Before joining Aberdeen, she was an economist with the Investment Company of the People’s Republic of China, and earlier with the Development Bank of Singapore.
James Thom Senior Investment Director	Responsible for Asian equities portfolio management	Currently a Senior Investment Director on the Asian Equities team. He joined ASI in 2010 from Actis, an Emerging Markets Private Equity firm.

(a)(2)  The information in the table below is as of December 31, 2020.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Hugh Young	Registered Investment Companies	5	$725.29	0	$0
	Pooled Investment Vehicles	60	$14,055.2	0	$0
	Other Accounts	44	$11,712.6	4	$2,364.41

Adrian Lim	Registered Investment Companies	5	$725.29	0	$0
	Pooled Investment Vehicles	60	$14,055.2	0	$0
	Other Accounts	44	$11,712.6	4	$2,364.41

Kristy Fong	Registered Investment Companies	5	$725.29	0	$0
	Pooled Investment Vehicles	60	$14,055.2	0	$0
	Other Accounts	44	$11,712.6	4	$2,364.41

Flavia Cheong	Registered Investment Companies	5	$725.29	0	$0
	Pooled Investment Vehicles	60	$14,055.2	0	$0
	Other Accounts	44	$11,712.6	4	$2,364.41

James Thom	Registered Investment Companies	5	$725.29	0	$0
	Pooled Investment Vehicles	60	$14,055.2	0	$0
	Other Accounts	44	$11,712.6	4	$2,364.41

Total assets are as of December 31, 2020 and have been translated to U.S. dollars at a rate of £1.00 = $1.37.

The Adviser serves as investment managers for multiple clients, including the Registrant and other investment companies registered under the 1940 Act and private funds (such clients are also referred to below as “accounts”). The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Registrant’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Registrant. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Advisers believe that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Advisers have adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

The Advisers sometimes enter into agreements for performance-based fees with qualified clients. The existence of such a performance-based fee may create conflicts of interest in the allocation of management time, resources and investment opportunities between different strategies. Additionally, collecting performance-based fees may result in instances in which a portfolio manager concurrently manages accounts with different fee structures for the same strategy. This “side-by-side” active management of accounts by the Advisers may raise potential conflicts of interest. To address such potential conflicts of interest, ASI has adopted procedures and policies designed to:

(1) Identify practices that may potentially favor actively managed accounts in which an Adviser has an ownership and/or a greater pecuniary interest over actively managed accounts in which an Adviser has no ownership and/or a lesser pecuniary interest; (2) prevent an Adviser and Covered Persons (as defined in the policies and procedures) from inappropriately favoring some clients over others; (3) detect potential violations of such policies and procedures; (4) provide a process to review requests for waivers; and (5) promptly resolve any actual violations detected.

Another potential conflict could include instances in which securities considered as investments for the Registrant also may be appropriate for other investment accounts managed by the Advisers or their affiliates. Whenever decisions are made to buy or sell securities for the Registrant and one or more of the other accounts simultaneously, the Advisers may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that they believe to be equitable under the circumstances. As a result of the allocations, there may be instances where the Registrant will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Registrant from time to time, it is the opinion of the Advisers that the benefits achieved through economies of scale from the Advisers’ organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Registrant has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts, ASI may utilize a third party service provider to deliver model portfolio recommendations and model changes. ASI seeks to treat clients fairly and equitably over time, by delivering model changes to our service provider and investment instructions for our discretionary accounts to our trading desk, simultaneously or approximately at the same time. The service provider will then deliver the model changes to each sponsor on a randomly generated rotation schedule.

ASI may have already commenced trading for its discretionary client accounts before the model delivery accounts have executed ASI's recommendations. In this event, trades placed by the model delivery clients may be subject to price movements, particularly with large orders or where securities are thinly traded, that may result in model delivery clients receiving less favorable prices than our discretionary clients. ASI has no discretion over transactions executed by model delivery clients and is unable to control the market impact of those transactions.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. In addition, the constitution and weights of stocks within model portfolios may not always be exactly aligned with similar discretionary accounts.  This may create performance dispersions within accounts with the same or similar investment mandate.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. In addition, the constitution and weights of stocks within model portfolios may not always be exactly aligned with similar discretionary accounts.  This may create performance dispersions within accounts with the same or similar investment mandate.

In facilitating trades with unaffiliated brokers on behalf of our clients, each management team may use the resources of our Standard Life Aberdeen plc affiliates. These affiliates have entered into a global trading agreement pursuant to which professionals from each affiliate may help to facilitate trades on behalf of our clients with unaffiliated brokers. The use of advisory affiliates with respect to trading facilitation under the global trading agreement does not alter or change the entity making investment decisions for the client accounts or the Advisers’ duty to seek best execution of trades.

(a)(3)

ASI’s remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for ASI’s clients and shareholders.   ASI operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

ASI’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The bonus is a single, fully discretionary variable pay award. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

The variable pay award comprises a mixture of cash and a deferred award based on the size of the award. Deferred awards are by default Standard Life Aberdeen plc Shares, with an option to put up to 5% of the deferral into funds. Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

ASI’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other ASI employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

ASI has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with ASI’s sustained performance and, in respect of the deferral into funds, managed by ASI, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to ASI, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, ASI takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations through key performance indicator (KPI) scorecards.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, ASI also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the ASI environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via ASI’s dynamic compliance monitoring system.

In rendering investment management services, the Advisers may use the resources of additional investment adviser subsidiaries of Standard Life Aberdeen plc. These affiliates have entered into a memorandum of understanding (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to Aberdeen clients. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement (“Participating Affiliate”) must comply with the provisions of the Advisers Act, the 1940 Act, the Securities Act of 1933, as amended, (the “Securities Act”), the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Advisers do business or has clients. No remuneration is paid by the Fund with respect to the MOU/personnel sharing arrangements.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of December 31, 2020
Hugh Young	$10,001-$50,000
Adrian Lim	$0
Kristy Fong	$0
Flavia Cheong	$0
James Thom	$0

(b)	Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10 – Submission of Matters to a Vote of Security Holders.

During the period ended December 31, 2020, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11 – Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 – Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13 Exhibits.

(a)(1)	Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3)	Not applicable.

(a)(4)	Not applicable

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

(c)	A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits 13(c)(1-4), as required by the terms of the Registrant’s SEC exemptive order.

(d)	Proxy Voting Policy of Registrant.

(e)	Investment Adviser’s Proxy Voting Policies

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The India Fund, Inc.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
The India Fund, Inc.

Date: March 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
The India Fund, Inc.

Date: March 8, 2021

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
The India Fund, Inc.

Date: March 8, 2021

EXHIBIT LIST

13(a)(1) – Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

13(a)(2) – Rule 30a-2(a) Certifications

13(b) – Rule 30a-2(b) Certifications

13(c.1) – Distribution notice to stockholders

13(c.2) – Distribution notice to stockholders

13(c.3) – Distribution notice to stockholders

13(c.4) – Distribution notice to stockholders

13(d) – Registrant’s Proxy Voting Policies

13(e) – Investment Manager’s and Investment Adviser’s Proxy Voting Policies